1933 Act File No. 333-89281
                                                     1940 Act File No. 811-4640

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                         Pre-Effective Amendment No. __

                         Post-Effective Amendment No. 2

                                       and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/


                                 Amendment No. 3

                       (Check appropriate box or boxes)


                        ANCHOR GOLD AND CURRENCY TRUST
              (Exact Name of Registrant as Specified in Charter)


                          579 Pleasant Street, Suite 4
                          Paxton, Massachusetts 01612
              (Address of Principal Executive Offices) (Zip Code)
      Registrant's Telephone Number, including Area Code: (508) 831-1171


            It is proposed that this filing will become effective:

                             (Check appropriate box)

       ___ immediately upon filing pursuant to paragraph (b) of Rule 485
                    X on May 1, 2000 pursuant to paragraph (b)
             ___ 60 days after filing pursuant to paragraph (a)(1)
             ___ 75 days after filing pursuant to paragraph (a)(2)

         ___ on ____________ pursuant to paragraph (a)(1) of Rule 485

                              Peter K. Blume, Esq.
                            Thorp Reed & Armstrong
                             One Riverfront Center
                             Pittsburgh, PA 15222
                    (Name and Address of Agent for Service)

PROSPECTUS

ANCHOR GOLD AND CURRENCY TRUST

Anchor Gold and Currency Trust (Trust) is a non-diversified, open-end management investment company that was established as an unincorporated business trust under the laws of Massachusetts by a Declaration of Trust dated April 10, 1986, as amended and restated on September 3, 1986 and on October 18, 1999. The Trust was operated as a closed-end management investment company until November 10, 1999. The shareholders of the Trust voted on October 18, 1999 to convert the Trust from the closed-end form to the open-end form subject to the effectiveness of this Prospectus pursuant to an order of the Securities and Exchange Commission.

The primary investment objective of the Anchor Gold and Currency Trust (Trust) is long-term capital appreciation and preservation of the purchasing power of shareholders' capital. As a secondary investment objective, the Trust will seek to generate current income consistent with the preservation of the shareholders' purchasing power.

The Trust's investments will vary depending upon whether the Investment Adviser anticipates an inflationary or deflationary economic cycle.

When the Investment Adviser expects an inflationary cycle, the Trust will invest at least 65% of the value of its total assets in:

-gold bullion, gold certificates, and silver bullion;
-any other precious metals and any precious metal-backed or indexed securities, which may be issued by either U.S. or foreign, private or governmental issuers, including, without limitation, the government of South Africa and South African companies;
-equity or convertible securities of U.S. or foreign companies primarily engaged in business related to precious metals;
-options on securities, securities indices and currencies;
-precious metal and financial futures contracts and related options; and -repurchase agreements.

When the Investment Adviser expects a deflationary cycle, the Trust will invest up to 90% of its total assets in U.S. or foreign government and government agency fixed-income securities of sufficient maturities to realize its objective of long-term capital appreciation.

Trust Shares are not bank deposits, federally insured, or guaranteed, and may lose value.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

Risk/Return Summary ...............................................3
Fees and Expenses of the Trust.....................................7
What are the Trust's Investment Strategies?........................8
What are the Principal Securities in Which the Trust Invests?......9
What are the Specific Risks of Investing in the Trust?.............12
Management and Organization........................................16
Shareholder Information............................................17
Other Information..................................................21
Financial Information..............................................23
Application and Registration Form..................................24






PROSPECTUS DATED MAY 1, 2000

RISK/RETURN SUMMARY

WHAT IS THE TRUST'S INVESTMENT OBJECTIVE?

The primary investment objective of the Trust is long-term capital appreciation and preservation of the purchasing power of shareholders' capital. As a secondary investment objective, the Trust will seek to generate current income consistent with the preservation of the shareholders' purchasing power. Protection of the purchasing power of its shareholders' capital means that the Trust seeks to protect generally shareholders' invested capital against erosion of the value of the U.S. dollar through inflation.

What are the Trust's Main Investment Strategies?

When, based on an analysis of numerous economic and monetary factors, the Investment Adviser expects an inflationary cycle, the Trust will invest at least 65% of the value of its total assets in:

ogold bullion, gold certificates, and silver bullion; oany other precious metals such as platinum and palladium; oindexed or precious metals-backed securities (securities which are redeemable at a specified conversion rate for precious metals or which are guaranteed by precious metals), which may be issued by either U.S. or foreign private or governmental issuers, including, without limitation, the government of South Africa and South African companies; oequity or convertible securities of U.S. or foreign companies primarily engaged in the exploration, mining or processing of gold and other precious metals; ooptions on securities, securities indices and currencies; oprecious metals and financial futures contracts and related options; and orepurchase agreements.

As an integral part of this strategy, the Trust may:

oinvest up to 50% of its assets in the equity securities of companies (both foreign and domestic) primarily engaged in gold exploration, mining or processing; oinvest up to 35% of its total assets in bank deposits, bank currency forward contracts and certificates of deposit; oinvest up to 50% of the value of its assets in options on domestic and foreign securities and securities indices.

In selecting equity securities for investment, the Trust's Investment Adviser looks primarily for companies involved in gold operations which have established records, as well as companies having low-cost reserves to bring into production. The Investment Adviser also considers a company's potential for growth in reserves and production.

When, based on an analysis of numerous economic and monetary factors, the Investment Adviser expects a deflationary cycle, the Trust will invest up to 90% of its total assets in U.S. or foreign government and government agency fixed-income securities of sufficiently long maturities to realize its secondary objective of current income. During such periods, the Trust will hold the balance of its assets in short-term U.S. or foreign denominated securities.

The Trust selects fixed income securities for investment based on the Investment Adviser's analysis of current economic and securities market conditions, particularly changes in interest rates, which guide the selection of maturity and duration of portfolio debt securities.

When it is not discernable whether there is an inflationary or deflationary economic environment, the Trust may depart from the principal investment strategies discussed above by investing its assets in cash, cash items, and shorter-term, U.S. government or other high quality debt securities. The Trust may also do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. Such shorter-term investments may cause the Trust to give up greater investment returns while maintaining the safety of principal (i.e., the original amount invested by shareholders).

What are the Main Risks of Investing in the Trust?

An investment in the Trust is subject to risks, and it is possible to lose money by investing in the Trust. The Trust is non-diversified. A non-diversified investment portfolio does not have any limits with respect to the percentage of assets which can be invested in any single issuer. An investment in the Trust, therefore, will entail greater risk than investment in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Trust's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Trust's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. Changes in the value of the Trust's portfolio may result from general changes in the market or the economy.

The primary factors that may reduce the Trust's returns include:

      oThe Investment Adviser may be incorrect in anticipating the onset and termination of inflationary and deflationary economic cycles. This could cause the Trust to be disproportionately invested in precious metals during a deflationary cycle or in U.S. government securities during an inflationary cycle.

      oThe values of fixed income investments, including some of the debt instruments in which the Trust invests, generally rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of investments in debt instruments, while rising interest rates generally lower the value of investments in debt instruments. Changes in the values of the Trust's investments will affect the value of the Trust's shares.

      oIf the value of gold and precious metals and U.S. government securities decrease during the same period of time, the value of a shareholder's investment in the Trust will decrease.

      oBecause the price of gold fluctuates, the value of your investment in the Trust will go up and down. This means you could lose money over short or even extended periods of time. The price of gold is affected by how much of the worldwide supply of gold is held among several major producers. Economic, political, or other conditions affecting one of the major sources could have a substantial effect on the world's gold supply in countries throughout the world.

      oBecause the stocks the Trust holds fluctuate in price, the value of your investment in the Trust will go up and down. These fluctuations could be a sustained trend or a dramatic movement. The Trust's portfolio will reflect changes in prices of individual portfolio assets or general changes in asset valuations. Consequently, the Trust's share price may decline and you could lose money. Gold operation companies involve special considerations. Prices of their securities will be affected by the price of gold and precious metals. They may also be affected by changing costs of production.

      oCredit risk is the possibility that an issuer will default (the issuer fails to repay interest and principal when due). If an issuer defaults, the Trust will lose money. Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of the security and the yield of a U.S. Treasury security with a comparable maturity (the "spread") measures the additional interest received for taking risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

      oCall risk is the possibility that an issuer may redeem a fixed income security before maturity ("call") at a price below it's current market price. An increase in the likelihood of the call may reduce the security's price. If a fixed income security is called, the Trust may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

      oForeign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the U.S.

      oDepending upon how they are used and the relationship between the market value of a derivative contract and the underlying asset, options, futures and forward contracts (derivative contracts) may be volatile and involve credit risk, currency risk, leverage risk, liquidity risk and index risk.

For a more detailed discussion of these and other risks, see "Specific Risks of Investing in the Trust."

Bar Chart and Performance Table

The bar chart and performance table below indicate the risks of investing in the Trust. The chart shows the annual total returns of the Trust on a calendar year basis for each of the past ten years.

The total returns displayed for the Trust do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees were included, the returns shown would be lower.

Within the period shown in the chart, the Trust's highest quarterly return was 23.84% for the quarter ended June 30, 1993. Its lowest quarterly return was 13.99% for the quarter ended December 31, 1997.

Average Annual Total Return

for the periods ended December 31, 1999

                        1 Year    5 Year    10 Year
                                           -----------
-------------------------------------------

The Trust              (14.08%)   (7.56%)   (3.80%)
XAU Index                4.62%    (9.07%)   (5.52%)
Gold Bullion             0.14%    (5.48%)   (3.28%)


The table shows the Trust's total returns averaged over a period of years as compared to XAU Index, which is a broad-based securities market index, and Gold Bullion.

The bar chart and the performance table provide you with historical performance information so that you can analyze the potential fluctuations in the Trust's returns and analyze the risks of investing in the Trust. Past results of the Trust, however, do not necessarily indicate how the Trust will perform in the future.

FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

Shareholder Fees

(fees paid directly from your investment)

   Maximum sales charge (load) imposed on
   purchases (as a        percentage of      None
   offering price)
   Maximum deferred sales charge (load)
      (as a percentage of offering price)    None
   Redemption fee (as a percentage
   of amount redeemed)                       None
   Exchange fee                              None

Annual Fund Operating Expenses

(expenses that are deducted from fund
assets)

   Management fees                           0.75%
   Other expenses                            1.78%
   Total annual Fund operating expenses      2.53%

Example

The following example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Trust for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           Assuming redemption

                           at the end of each
                           period

One Year                   $256
Three Years:               $788
Five Years                 $1,345
Ten Years                  $2,866

WHAT ARE THE TRUST'S INVESTMENT STRATEGIES?

Historically, during periods of increasing inflation and during periods of economic or monetary instability:

othe prices of gold and silver and other precious metals have tended to increase as rapidly or more rapidly than the rate of inflation; ocurrencies of countries not involved in inflationary circumstances may increase in value relative to the U.S. dollar; and ointerest rates have tended to increase, causing the market value of debt instruments to decline.

Conversely, during periods of deflation (when inflationary forces are reversed):

othe price of high grade debt instruments has tended to increase while the value of precious metals has tended to decline; and oforeign currencies (relative to the U.S. dollar) may also decline in value at such times.

Accordingly, the Investment Adviser will seek to anticipate oncoming inflationary and deflationary economic cycles and will attempt to achieve the Trust's investment objectives by following two distinct investment approaches depending upon whether it perceives the economy as being in an inflationary or deflationary environment, as follows:

1. When, by reason of a rising rate of change in the U.S.  Consumer  Price Index
(CPI), rising interest rates, and/or a decline in the value of the U.S. dollar, the Investment Adviser expects an inflationary cycle, the Trust will invest at least 65% of the value of its total assets in:

-gold bullion, gold certificates, and silver bullion;
-any other precious metals such as platinum and palladium;
-indexed or precious  metals-backed  securities
(securities which are redeemable at a specified conversion rate for precious metals or which are guaranteed by precious metals), which may be issued by either U.S. or foreign private or governmental issuers, including, without limitation, the government of South Africa and South African companies;
-equity or convertible securities of U.S. or foreign companies primarily engaged in the exploration, mining or processing of gold and other precious metals;
-options on securities, securities indices and currencies;
-precious metals and financial futures contracts and related options; and
-repurchase agreements.

As an integral part of this strategy, the Trust may:

oinvest up to 50% of its assets in the equity securities of companies (both foreign and domestic) that have devoted at least 50% of their assets to, or have obtained 50% of their revenue from, gold exploration, mining or processing; oinvest up to 35% of its total assets in bank deposits, bank currency forward contracts and certificates of deposit; and oinvest up to 50% of the value of its assets in options on domestic and foreign securities and securities indices.

In selecting equity securities for investment, the Trust's Investment Adviser looks primarily for companies involved in gold operations which have established records, as well as companies having low-cost reserves to bring into production. The Investment Adviser also considers a company's potential for growth in reserves and production.

2. When, by reason of a declining rate of change in the CPI, declining interest rates, and/or an increase in the value of the U.S. dollar, a deflationary cycles is anticipated by the Investment Adviser the Trust will invest up to 90% of its total assets in U.S. or foreign government and government agency fixed-income securities of sufficiently long maturities to realize its secondary objective of current income. During such periods, the Trust will hold the balance of its assets in short-term U.S. or foreign denominated securities.

It should be emphasized that the Investment Adviser will not apply a rigid, mechanical determination in assessing whether the economy is in an inflationary or disinflationary environment. Rather, its determination will be the result of its subjective judgment of all factors it considers to be relevant. These factors include:

      oactual and anticipated rates of change in the CPI over specified periods of time; oactual and anticipated changes and rates of change in the U.S. dollar in relation to other key currencies, e.g., the German mark, the British pound and the Japanese yen; oactual and anticipated changes, and rates of change, in short and long-term interest rates and real interest rates, i.e., inflation adjusted interest rates; oactual and anticipated changes in the money supply; and oactual and anticipated governmental fiscal and monetary policy.

If, in the opinion of the Investment Adviser, there are periods of less favorable economic and/or market conditions, such as when there is no discernible trend in the rate of change in the Consumer Price Index and other leading economic indicators offer no evidence of inflationary or deflationary trends, the Trust may depart from the principal investment strategies discussed above by investing its assets in cash, cash items, and shorter-term, higher quality debt securities.

Temporary Investments. The Trust may make temporary investments to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. Investing in temporary investments may cause the Trust to give up greater investment returns while maintaining the safety of principal (i.e., the original amount invested by shareholders).

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE TRUST INVESTS?

Inflationary Cycle:

Gold bullion, gold certificates, silver bullion, precious metals, and any precious metals-backed or indexed securities issued by either U.S. or foreign private or governmental issuers, including, without limitation, the government of South Africa and South African companies.

  oPrecious metals-backed securities means securities which are redeemable at a specified conversion rate for precious metals or which are guaranteed by precious metals.

  oIndexed securities means securities comprising one of the exchange-listed stock indices on which precious metals-related futures contracts and options can be purchased and sold, e.g., Gold/Silver Index listed on the Philadelphia Stock Exchange.

Equity or convertible securities of U.S. or foreign companies primarily engaged in business related to precious metals.

  oEquity securities means common or preferred shares in a corporation, whether or not transferable or denominated "stock," or similar security, interests of a limited partnership in a limited partnership, or warrants or rights other than rights to convert, purchase, sell or subscribe to a share, security or interest of a kind previously specified.

  oConvertible securities means debentures or preferred stock that may be exchanged by the owner for common or preferred stock, usually of the same company, or precious metals bullion, in accordance with the terms of the issue.

Derivatives. To achieve its investment objective, the Trust may also use specialized investment techniques by engaging in a variety of transactions using "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying securities, indices or currencies. such as options on securities and securities indices, or currencies. These include transactions in options on securities, securities indices and currencies, and precious metals, and transactions in financial futures contracts and related options. The use of derivatives involves special risks and may result in losses to the Trust. See "Specific Risks of Investing in the Trust."

      oOptions on securities and securities indices. When the Investment Adviser decides it is appropriate, the Trust may writ call options contracts or purchase put or call options with respect to portfolio securities and with respect to securities indices. A call option is a short-term contract, usually nine months or less in duration, that gives the purchaser the right to buy from the seller (writer) the underlying security at a specified exercise price, regardless of the market price of the security.

      The buyer pays a premium to the writer for undertaking the obligations of the option contract. Because the writer foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, the premium may represent the profit. If the price of the security declines, on the other hand, the premium represents an offset to the loss.

      A put option is short-term contract that gives the purchaser of the option the right to sell to the writer of the option the underlying security at a specified exercise price. These options will be covered options (options relating to securities which the Trust owns).

      The Trust may purchase a put option on an underlying security that the Trust owns as a defensive technique to protect against an anticipated decline in the value of the security. For example, the Trust may purchase a put option to protect unrealized appreciation of a security where the Investment Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option would reduce any capital gain when the security is eventually sold.

      Options on U.S. securities are generally listed on a national securities exchange. Options on foreign securities and on some U.S. securities may not be listed on any U.S. or foreign exchange.

      The Trust will write or purchase options only as a hedging technique to reduce the risks in management of its portfolio and not for speculative purposes (i.e., not for profit).

      oOptions on foreign currencies. A put option on a foreign currency is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the put option, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option.

      A call option on a foreign currency is a short-term contract which gives the purchaser of the call option, in return for a premium, the right to buy the underlying currency at a specified price during the term of the option.

      The purchase of put and call options on foreign currencies is analogous to the purchase of puts and calls on stocks. The Trust will purchase such options as a hedging technique to reduce the risks in management of its portfolio, and to preserve the Trust's net asset value, and not for speculative purposes.

      oPrecious metals and financial futures contracts and related options. To the extent permitted by relevant provisions of the Commodity Exchange Act, the Trust may engage in option transactions and futures transactions. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and currency futures contracts. Precious metal futures contracts consist of futures contracts for the purchase or sale of gold, silver and other precious metals.

      A futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the subject assets called for in the contract at a specified future time and at a specified price. Futures contracts traded Over-The Counter (OTC) are frequently referred to as "forward contracts."

      An option on the futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures are considered to be commodity contracts.

      The Trust may purchase or sell any financial or precious metals futures contracts which are traded on an exchange or board of trade or other market.

      The Trust may, following written notice thereof to its shareholders, take advantage of opportunities in the area of precious metals related index options and futures contracts and options on futures contracts which are not currently available but which may be developed, to the extent such opportunities are consistent with the Trust' investment objectives and legally permissible for the Trust.

Lending of Portfolio Securities: The Trust may seek to increase its income by lending portfolio securities. Any loan will be continuously secured by collateral at least equal to the market value of the security loaned. The total value of the securities loaned at any time will not exceed 30% of the Trust's total assets. The Trust will make loans only to U.S. entities which the Trust deems to be creditworthy. In addition, in any loan transactions, the Trust will have the right to call the loan and obtain the securities loaned at any time on five days' notice.

Repurchase Agreements: The Trust may engage in transactions in repurchase agreements. These are agreements under which the Trust acquires a money market instrument (such as a security issued by the U.S. government or one of its agencies, a bankers' acceptance or a certificate of deposit) from a commercial bank, subject to resale to the seller at a specified price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period that the Trust holds the security and is not related to the interest rate or the underlying instrument.

The Trust will enter into repurchase agreements only with banks whose deposits are insured by the Federal Deposit Insurance Corporation and which have capital and undivided surplus of at least $200,000,000. The Trust will require that the repurchase agreements be secured by acceptable collateral. The Trust may not invest more than 10% of its assets in repurchase agreements having maturities longer than seven days or other investments subject to legal or contractual restrictions on resale or which are not readily marketable.

Deflationary Cycle:

U.S. or foreign government and government agency fixed-income securities of sufficiently long maturities to realize the Trust's secondary objective of current income. U.S. government securities include U.S. Treasury bills, notes and bonds and obligations of agencies and instrumentalities of the U.S. government. Such agencies include Federal Land Banks; Farmers Home Administration; Central Bank of Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; and Federal National Mortgage Association.

Some obligations of the U.S. government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association (GNMA) certificates, are supported by the full faith and credit of the United States. Other government related debt securities are not supported by the full faith and credit of the United States. Such securities include those issued by Federal Home Loan Banks; which are supported by the right of the issuer to borrow from the U.S. Treasury, and bonds issued by the Federal National Mortgage Association, a private corporation, supported only by the credit of the instrumentality. There can be no assurance that the U.S. government will support an instrumentality it sponsors.

 Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of
 supranational  entities,  such  as  international   organizations  designed  or
 supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of "quasi-governmental agencies" which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Temporary Investment Strategy: (when neither an inflationary nor deflationary cycle is discernable)

Short-term U.S. or foreign denominated securities. For temporary defensive purposes, the Trust may invest in short-term U.S. government securities and other money market instruments, cash or cash equivalents. Money market instruments include high-grade commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE TRUST?

The Trust is non-diversified. A non-diversified investment portfolio does not have any limits with respect to the percentage of assets which can be invested in any single issuer. An investment in the Trust, therefore, will entail greater risk than investment in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Trust's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Trust's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

Investment Strategy

The success of the Trust's investment program will be dependent to a high degree on:

      othe Investment Adviser's ability to anticipate the onset and termination of inflationary and deflationary cycles. A failure to anticipate a deflationary cycle could result in the Trust's assets being disproportionately invested in precious metals, in which case the Trust will lose money, and failure to predict an inflationary cycle could result in the Trust's assets being disproportionately invested in U.S. government securities, in which case the Trust could generate less capital appreciation.

      othe validity of the premise that the value of gold and other precious metals will move in a different direction than the value of U.S. government securities during periods of inflation or deflation. If the value of both precious metals and U.S. government securities move down during the same period of time, the value of the shareholder's investment will decline rather than stabilize or increase, as anticipated, regardless of whether the Trust is primarily invested in precious metals or U.S. government securities.

Equity Securities

While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, or industries or the securities market or the economy as a whole. If the stocks the Trust holds fluctuate in price, the value of an investment in the Trust will go up and down. This means you could lose money over short or even extended periods of time. Natural resource-related companies involve special considerations which are discussed below.

Gold and Precious Metals

The profits of the companies in which the Trust invests, and thus the value of the Trust's securities, are directly affected by the price of gold and other precious metals.

Historically, the price of gold has been more volatile than the price of equity securities, generally. The price of gold may fluctuate substantially over short periods of time so the Trust's share price may be more volatile than other types of investments.

The price of gold and other precious metals is affected by several factors, including:

      ohow much of the worldwide supply of gold is held among four major producers: Republic of South Africa; United States; Australia; and Russia. Economic, political, or other conditions affecting one of the major sources could have a substantial effect on the world's gold supply in countries throughout the world; oincreased environmental, labor or other costs in mining; ochanges in laws relating to mining or gold production or sales; and ounpredictable monetary policies and economic and political conditions in countries throughout the world; for example, if Russia decides to sell some of its gold reserves, the supply would go up, and the price would generally go down.

Changes in U.S. or foreign tax, currency or mining laws may make it more expensive and/or difficult to pursue the Trust's investment strategies.

In addition, gold bullion does not generate income, and offers only the potential for capital appreciation or depreciation.

Convertible Securities

Convertible securities, including convertible bonds and preferred stock, are convertible into common stock. Because of the conversion feature, the interest or dividend rate on a convertible security is generally less than would be the case for a security which is not convertible.

The value of a convertible security will be affected by both its stated interest or dividend rate and the value of the underlying security. Its value will thus be affected by the factors that affect both debt securities (such as interest rates) and equity security securities (such as stock market movements generally). In addition, some convertible securities, by their terms, permit the issuer to require the Trust to resell the convertible security, which could occur at a time that is not favorable to the Trust based on then-prevailing interest rates or equity values.

Foreign Investing

During certain periods, the Trust may invest up to 100% of its assets in foreign securities. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the U.S. In particular, investments in foreign securities are subject to the following specific risks:

      Country Risk. General securities market movements in any country where the Trust has investments are likely to affect the value of the Trust's securities which trade in that country. These movements will affect the Trust's share price.

      The political, economic and social structures of some countries in which the Trust invests may be less stable and more volatile than those in the
      U. S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

      The Trust's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business and social frameworks to support securities markets.

      Typically, investments by the Trust in developing or emerging markets constitute less than 25% of the Trust's total assets.

      Company Risk. Foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U. S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation than in the U.S. The Trust may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgements with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

      Currency. Many of the Trust's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Trust owns and the Trust's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment denominated in that country's currency loses value because that currency is worth fewer U.S. dollars.

      Euro. On January 1, 1999, the European Monetary Union introduced a new single currency, the euro, which replaced the national currency for participating member countries. The Trust's investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be affected.

      Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. Also, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Trust may hold in its portfolio, and their impact on the value of Trust shares. To the extent the Trust holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Fixed Income Securities

The values of fixed income investments, including some of the debt instruments in which the Trust invests, usually rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of debt instruments, while rising interest rates generally lower the value of debt instruments. Debt instruments with longer maturities are usually subject to a greater risk of an adverse movement in interest rates and a decline in the price of the instruments. Changes in the values of the Trust's investments will affect the value of the Trust's shares.

Traditional debt instruments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. An issuer may redeem its debt securities before maturity at a price below its current market price. An issuer may also prepay its debt instruments voluntarily or as a result of a refinancing, or the instruments may be prepaid as a result of a foreclosure. The Trust may have to invest proceeds that it receives from prepayment on its investments in debt securities with lower interest rates, higher credit risks or other less favorable terms.

      Call Risk. Traditional debt instruments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. An issuer may redeem its debt securities before maturity at a price below its current market price. An issuer may also prepay its debt instruments voluntarily or as a result of a refinancing, or the instruments may be prepaid as a result of a foreclosure. The Trust may have to invest proceeds that it receives from prepayment on its investments in debt securities with lower interest rates, higher credit risks or other less favorable terms.

      Credit Risk. Credit risk is the possibility that an issuer will default (the issuer fails to pay interest and principal when due). If an issuer defaults, the Trust will lose money.

      Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk.

      Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of the security and the yield of a U.S. Treasury security with a comparable maturity (the "spread") measures the additional interest received for taking risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

      Foreign fixed income securities pose additional risks because of fewer investor protections, adverse tax policies, less public information regarding issues, and more volatile political and economic conditions and currency exchange rates.

Derivatives

The Trust may engage in transactions using derivatives, including options and futures. Derivatives allow the Trust to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Derivatives, however, are volatile and involve significant risks, including the following:

      Credit Risk. There is the risk that the other party on a derivative transaction will be unable to honor its financial obligation to the Trust.

      Currency Risk. There is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of the investment.

      Leverage Risk. Leverage risk is created when an investment exposes the Trust to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Trust's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

      Liquidity Risk. There is the risk that certain securities may be difficult or impossible to sell at the time the seller would like or at the price that the seller believes the security is currently worth.

      Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Trust could receive lower interest payments or experience a reduction in the value of the derivative to below what the Trust paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in vale at a rate that is a multiple of the changes in the applicable index.

The Trust may use the following types of derivative instruments:

oFutures.  Futures may involve leverage risk and currency risk.

oForwards. Forwards involve credit risk and leverage risk, and may involve currency risk.

oOptions. Options may involve leverage risk. Private options also involve credit risk and liquidity risk. Options may also involve currency risk.

Loans of Portfolio Securities and Repurchase Agreements

If the Trust makes loans of portfolio securities or uses repurchase agreements, there is a risk that the other party to the transaction may not be able to fulfill its obligations to the Trust. In the event a default by the borrower in a loan of portfolio securities, the Trust may not be able to recover its securities. In the event of a default by the other party to a repurchase agreement, the Trust may lose its interest in the underlying security.

MANAGEMENT AND ORGANIZATION

Trustees

Under the terms of the Declaration of Trust establishing the Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

Investment Adviser

The Investment Adviser, Anchor Investment Management Corporation (formerly known as Meeschaert Investment Management Corporation), manages the Trust's investments and affairs, subject to the supervision of the Trustees. Its principal services to the Trust are managing the investment and reinvestment of the Trust's assets and providing, either directly or through a sub-administrator, various administrative services to the Trust, including the provision of all necessary office facilities, equipment and personnel for administering the business of the Trust. The Investment Adviser has been engaged continuously in the investment management business, including the management of investment company assets, since 1983. The principal offices of both the Trust and the Investment Adviser are located at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612.

The person who is primarily responsible for the day-to-day management of the Trust's portfolio is Alain Jaspard, who is a Vice President of the Investment Adviser. Alain Jaspard had co-managed the Trust's portfolio with his father, Paul Jaspard, until his father's death in October, 1999, when he became sole day-to-day manager of the Trust's portfolio. Alain Jaspard is President of Linden Investment Advisors, S.A., an investment advisory firm headquartered in Belgium. He has managed other portfolios for the Meeschaert organization (described below) for more than two years. Mr. Jaspard has been engaged continuously in the investment management business, including the management of investment company assets, since September, 1997. From September, 1996 to September, 1997, he was an investment analyst with Global Equity Managers, an
investment  advisory  firm  based  in  Luxenbourg.   From  September,  1993,  to
September, 1996, he was employed as the head of personnel recruitment and training for a large Belgian transportation firm.

For its service under its Investment Advisory Contract with the Trust, the Investment Adviser receives a fee, payable monthly, calculated at 0.75% per annum of the average daily net assets of the Trust. This fee is higher than that of most other investment companies. For the fiscal year ended December 31, 1999, the Investment Adviser received investment advisory fees of $78,637 for its services to the Trust.

The Investment Adviser and Meeschaert & Co., Inc., the Trust's principal underwriter, are affiliated through common control with Societe D'Etudes et de Gestion Financieres Meeschaert, S.A., one of France's largest privately-owned investment management firms. The Meeschaert organization was established in Roubiax, France in 1935 by Emile C. Meeschaert, and presently manages, with full discretion, approximately $1.5 billion (including $250 million in French mutual funds) for about 8,000 individual and institutional customers.

SHAREHOLDER INFORMATION

Purchase of Shares

You may purchase Trust shares directly from the Distributor, Meeschaert & Co., Inc., 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. An application for your use in making an initial investment in the Trust is included in the back of the Prospectus.

Investment Minimums

o To establish a new account, the minimum investment is $500. There is no minimum for shareholders who make additional investments to existing accounts.

o To exchange other securities for Trust shares, the minimum investment is $5,000. See "EXCHANGES" below.

Share Price

The Trust's share price is its net asset value next determined after the Distributor receives and accepts your order. The Trust calculates its net asset value as of 12:00 noon Eastern Time on each day on which the New York Stock Exchange is open for trading. The Trust may determine net asset value on a day on which the New York Stock Exchange is closed but the Trust is open for business if an event occurs that might materially affect net asset value.

In calculating net asset value, the Trust uses market prices of securities traded on U.S. or foreign securities exchanges when available. The market price of a security is equal to the last known sale price, or if there has been no sale of the security, the known current bid price. If a particular security's market price is not available, the Trust will determine the appropriate price based on its "fair value". This means that the Trust may value such securities at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. The market prices of all of the Trust's investments are added together, liabilities of the Trust are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value, the Trust values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the time when the net asset value of the Trust is calculated. All assets and liabilities of the Trust denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Trust is calculated.

Exchanges of Shares

The Trust will accept common or preferred stock of companies acceptable to the Investment Adviser in exchange for shares of the Trust. The minimum value of securities accepted for deposit is $5,000. The Trust will value securities accepted for exchange in the same manner provided for valuing its portfolio securities (see "Share Price" above).

If the Trust, upon acceptance of securities for exchange of fund shares, determines to sell these securities, the Trust will pay any liquidation costs involved in disposing of these securities.

You should forward securities for exchange, in proper form for transfer to the Trust, together with a completed and signed letter of transmittal in approved form (available from the Distributor) to the Trust's custodian as follows:

Investors Bank & Trust Company
Financial Product Services Group
Attn:  Anchor Gold and Currency Trust
200 Clarendon Street, 18th Floor
Boston, Massachusetts 02116

Exchanges of shares must be done as follows:

1. You must forward all securities under a single Letter of Transmittal. In certain instances indicated in the instructions to the Letter of Transmittal, multiple Letters of Transmittal must be attached and transmitted as a single exchange. The Trust may reject securities presented for exchange for any reason, and will only accept securities which are delivered in proper form.

2. If you wish to exchange securities for Trust shares, your securities must not be subject to any restrictions that would affect their resale by the Trust for any reason. The Trust will not accept securities for exchange if, in the opinion of its counsel, acceptance would violate any federal or other law affecting the Trust. The Trust may reject securities for any reason.

3. If you are contemplating an exchange of securities for Trust shares, you or your representative should contact the Distributor before you forward the securities so that the Distributor can determine in advance whether the securities are acceptable to the Trust.

4. If the Trust finds that securities presented for exchange are in good order only in part, the Trust may issue the appropriate number of Trust shares for that part and return the balance to you. The Trust will issue a confirmation for Trust shares to you after securities that it has accepted for exchange have cleared for transfer to the Trust. Certificates will not be issued unless you so request.

5. By tendering securities for exchange, you agree to accept the determination of their market value that the Trust makes at the time it determines the Trust's net asset value per share. The number of shares of the Trust to be issued in exchange for other securities will be the value of the accepted securities determined as described above, divided by the net asset value per Trust share next determined after the Trust's acceptance of the securities.

6. You may realize a gain for federal income tax purposes in connection with your exchange of securities for Trust shares. You should consult your tax advisor about the tax consequences of exchanging securities for Trust shares.

Redemption of Shares

You may require the Trust to redeem your shares. The Trust also maintains a continuous offer to repurchase its shares. Redemptions and repurchases will be made in the following manner:

      1. You may mail or present a written request that the Trust redeem your shares to the Trust's transfer agent at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. If you have share certificates, you should properly endorse them and include them with your request. The redemption price will be the net asset value next determined after the Trust receives your request and/or certificates.

      2. The Trust may impose a redemption fee of 0.50%, payable to the Trust, on cash redemptions and exchanges of all Trust shares occurring during the one year period ending November 19, 2000. This redemption fee will be imposed if the Trust's Board of Trustees determines that the fee is necessary to reimburse the Trust and non-redeeming shareholders for materially increased administrative and transactional expenses arising from substantial redemption requests during the first year of the Trust's conversion from closed-end to open-end status.

      3. Your broker may present your request for repurchase to the Trust. The repurchase price will be the net asset value next determined after the Trust receives the request. If the broker receives the request before 12:00 p.m. Eastern Time and transmits it to the Trust before 1:00 p.m. Eastern Time the same day, the repurchase price will be the net asset value determined as of 12:00 p.m. Eastern Time that day. If the broker receives the request after 12:00 p.m., the repurchase price will be the next asset value determined as of 12:00 p.m. Eastern Time the following day. If you use a broker, the broker may charge a reasonable fee for his services.

The Trust will pay you for shares that it redeems or repurchases within seven days after it receives your shares, or other required documents, properly endorsed. Your signature on an issued certificate must be guaranteed by a commercial bank or trust company or by a member of the New York, American, Pacific, Boston or Chicago Stock Exchange. The Trust will not accept a signature guarantee by a savings bank or savings and loan association or notarization by a notary public.

To  ensure  proper  authorization,   the  Trust's  transfer  agent  may  request
additional documents. These may include stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority or waiver of tax (required in some states from selling or exchanging estates before redeeming shares).

There are no circumstances under which the Trust may redeem shares automatically without action by the shareholder.

The right of redemption may be suspended or the payment date postponed at certain times. These include days when the New York Stock Exchange is closed for other than customary weekend and holiday closings, when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or for any period when an emergency (as defined by rules of the Commission) exists, or during any period when the Commission has, by order, permitted a suspension. In case of a suspension of the right of redemption, a shareholder who has rendered a certificate for redemption through a broker may withdraw his request or certificate. Otherwise, he will receive payment of the net asset value determined next after the suspension has been terminated.

You may receive more or less than you paid for your shares, depending on the net asset value of the shares at the time of redemption or repurchase.

Redemptions in Kind

Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Trust's shareholders, the Trust may pay for shares repurchased or redeemed partly or entirely in securities or other assets of the Trust taken at current values. If any such redemption in kind is to be made, the Trust intends to make an election pursuant to Rule 18(f)(1) under the Investment Company Act of 1940. This will require the Trust to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Trust's net assets at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). If payment is made in securities, the redeeming shareholder may incur brokerage costs in converting his securities to cash.

Services for Shareholders

Open Accounts: For your convenience, all shares of the Trust registered in your name are automatically credited to an Open Account maintained for you on the books of the Trust. All shares that you acquire will be credited to your Open Account and share certificates will not be issued unless you so request. Certificates representing fractional shares will not be issued in any case. You may surrender certificates previously acquired to the Trust's transfer agent. These certificates will be cancelled and the shares so represented will continue to be credited to your Open Account.

Each time shares are credited to or withdrawn from your Open Account, you will receive a statement showing the details of the transaction and your then current balance of shares. Shortly after the end of each calendar year you will also receive a complete annual statement of your Open Account, as well as information as to the Federal tax status of dividends and capital gain distributions, if any, paid by the Trust during the year.

You may transfer shares credited to an Open Account upon proper written instructions to the Trust's transfer agent. You may also redeem or sell shares in the manner shown under the "Redemption and Repurchase of Shares."

Invest-By-Mail: An Open Account provides a single and convenient way of setting up a flexible investment program for the accumulation of shares of the Trust. You may purchase additional shares for your Open Account at any time by sending a check (payable to the order of the Trust) to Anchor Investment Management Corp. Shareholders Services, Attn: Anchor Gold and Currency Trust, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612 (giving the full name or names of your account). The Trust will bear the cost of administering shareholders' Open Accounts as an expense of all its shareholders.

Distributions

The Trust currently intends to distribute any income dividends and capital gains distributions in additional Trust shares or, if you elect, in cash. You may elect (1) to receive both dividends and capital gain distributions in additional shares or (2) to receive dividends in cash and capital gain distributions in additional shares or (3) to receive both dividends and capital gain distributions in cash.

You may change your distribution option at any time by notifying the Trust's transfer agent in writing. The new distribution option must be received by the Trust's transfer agent at least 30 days prior to the close of the fiscal year. If you have an account with a cash dividend option, and the Trust's transfer agent discovers that your address of record is not current, your account will be changed to reinvest both dividends and capital gains automatically.

Dividends and capital gain distributions received in shares will be made to the Trust's transfer agent, as your agent, and credited to your Open Account in full at the closing net asset value on the record date of the distributions.

Tax Consequences

Shareholders will be subject to federal income taxes on distributions made by the Trust whether they are received in cash or additional Trust shares. Distributions of net investment income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Trust. Dividends paid by the Trust will generally not qualify for the dividends received deductions for corporations. The Trust will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains.

The Trust's foreign investments may be subject to foreign withholding taxes. The Trust will be entitled to claim a deduction for such foreign withholding taxes for federal income tax purposes. However, any such taxes will reduce the income available for distribution to shareholders.

The Trust is required to withhold 20% of the dividends paid with respect to any shareholder who fails to furnish the Trust with a correct taxpayer identification number, who under-reported dividend or interest income, or who fails to certify to the Trust that he or she is not subject to such withholding. An individual's tax identification is his or her social security number.

Please consult your tax adviser for further information regarding your federal, state, and local tax liability.

OTHER INFORMATION

Custodian, Transfer Agent and Paying Agent

Investors Bank & Trust Company, Financial Product Services, 200 Clarendon Street, 18th Floor, Boston, Massachusetts 02116 is the Trust's custodian bank. The custodian bank receives and holds securities, cash and other assets of the

Trust and also makes distributions on behalf of the Trust. In cases where foreign securities must, as a practical matter, be held abroad, the Trust's custodian bank and the Trust will make appropriate arrangements so that such securities may legally be so held abroad. The Trust's custodian bank does not decide on purchases or sales or portfolio securities or the making of distributions. As of April 1, 1999, Cardinal Investment Services, Inc., 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, succeeded Anchor Investment Management Corporation, as the transfer agent and dividend-paying agent for the Trust.

Capitalization

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest, without par value, designated Common Shares, which participate equally in dividends and distributions. Issued shares are fully paid and non-assessable and transferable on the books of the Trust. The shares have no preemptive rights. The shares each have one vote and proportionate liquidation rights.

Additional Information

You can find more detailed information about the Trust, its investment strategies and risks of investing in the Trust in the Statement of Additional Information.

Shareholder Inquiries

For further information about the Trust, you may call the Trust collect at (508) 831-1171. You may address any written inquiries to Anchor Gold and Currency Trust, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612.

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

The following financial highlights will help you understand the Trust's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Trust, assuming reinvestment of all dividends and distributions.

This information has been audited by Livingston & Haynes, P. C., whose report, along with the Trust's audited financial statements, is included in the Annual Report.

                                      Year ended December 31,

                           ---------------------------------------------
                             1999     1998      1997    1996     1995
                           ---------------------------------------------

Net Asset Value,
Beginning of Year           $4.19     $4.60    $6.26    $5.69   $5.60
------------------------------------------------------------------------
Income From Investment
Operations:

Net Investment Income      (33.71)   (0.10)     0.03   (0.04)   (0.02)
Net realized and
unrealized                  33.12    (0.11)    (1.68)   0.61     0.11
gain (loss) on investments
------------------------------------------------------------------------
Total income from
investment                  (0.59)   (0.21)    (1.65)   0.57     0.09
Operations
------------------------------------------------------------------------
Less Distributions::

Dividends from net
investment                    --     (0.20)    (0.01)    --       --
Income
Distributions  from           --       --        --      --       --
capital gains
------------------------------------------------------------------------
Total distributions           --     (0.20)    (0.01)    --       --
Net  Asset  Value,  End    $3.60     $4.19    $4.60    $6.26   $5.69
of Year
------------------------------------------------------------------------
Total Return               (14.08%)  (4.57%)  (26.36%) (10.02%) 1.61%
------------------------------------------------------------------------

Ratios/Supplemental Data:

Net assets, end of year     $0.176    $12.7    $13.4    $23.1   $20.9
(in millions)
Ratio of expenses to
average net assets           2.53%     1.27%    1.12%    1.10%   1.10%
Ratio of net income
to average net assets       (0.31%)    1.20%    0.78%   (0.60%) (0.47%)
Portfolio turnover rate     100.7%     53%      24%      18%     17%

                         ANCHOR GOLD AND CURRENCY TRUST
                                (the "Trust")
                           MEESCHAERT & CO., INC.
                               ("Distributor")
                     APPLICATION AND REGISTRATION FORM1

                             Send Application to
        Meeschaert & Co., Inc., 579 Pleasant Street, Suite 4, Paxton,
                            Massachusetts 01612

                                               Date:   ____________________
I.  ACCOUNT REGISTRATION:

[GRAPHIC OMITTED]    New:  Social Security or Tax Number __________________
       (if two names below, circle which one has this number.)

[GRAPHIC OMITTED]    Existing:  Account Number ____________________________
       (from your latest statement - vital for identification.)

Name(s) ____________________________________________________________________
   Type or print  exactly  as they are to  appear  on the  Trust's records.)

Street _____________________________________________________________________

City __________________________________________ State________ Zip __________
If address outside the U.S.A., please circle I (am)(am not) a citizen of the U.S.A.

If registration requested in more than one name, shares will be registered as "Joint Tenants with Rights of Survivorship" unless otherwise instructed.

II.  BASIS FOR OPENING NEW ACCOUNT:

[GRAPHIC OMITTED]    A check for $_______________ payable to the Trust
attached.
        or
[GRAPHIC OMITTED]    Shares _______________ recently purchased on _________
                               (number)                            (date)

Distribution Option: (exercisable only by holders of Common Shares) Check only one. If none checked, option A will be assigned.
[GRAPHIC OMITTED]    A.  Dividends and capital gains in additional full
and fractional shares credited to shareholder's account, no certificates issued.
      OR
[GRAPHIC OMITTED]    B.  Dividends in cash; capital gains in additional
full and fractional shares credited to shareholder's account; no certificates issued.
      OR
[GRAPHIC OMITTED]    C.  Dividends in cash; capital gains in cash.
(Certificates will be issued to shareholders requesting such in writing from the Transfer Agent.)


-----------------------------------------------
1 This Application and Registration Form is designed for cash purchases of Trust shares. The procedure for exchange of securities for Trust shares is described in the Trust Prospectus.

III. INVEST-BY-MAIL SERVICE: for periodic share accumulation (whether or not dividends are received in shares)

[GRAPHIC OMITTED] Please check if you wish to utilize the Trust's Invest-By-Mail Service. This is a voluntary service involving no extra charge to the shareholder, and it may be changed or discontinued at any time.

IV.  SHAREHOLDER'S SIGNATURE:  Should be the same as name in Account
Registration.

----------------------------------     -------------------------------------
           Signature                      Signature of Co-Owner (if any)

 (I have received a current prospectus of the Trust and I understand that my account will be covered by the provisions on the reverse side of this Application. I also understand that I may terminate any of these services at any time.)


  DEALER AUTHORIZATION:

                              (please print)



                                                  Representative

---------------------------------     -------------------------------------
           Dealer's Name                       (Representative's Name)



---------------------------------     -------------------------------------
           Home Office Address        Telephone Number(Representative's Number)




                                       Branch Office:

---------------------------------     -------------------------------------
  City        State           Zip                   Address



---------------------------------     -------------------------------------
Telephone     Authorized Signature     City          State            Zip
Number              of Dealer

                         ANCHOR GOLD AND CURRENCY TRUST

For investors who want more information about the Trust, the following documents are available free upon request:

Annual Reports: Additional information about the Trust's investments is available in the Trust's annual report to shareholders. The Trust's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information and is incorporated into this Prospectus by reference.

                You can get free copies of the Trust's annual reports and SAIs by writing or calling the Trust collect at:

                Anchor Gold and Currency Trust
                579 Pleasant Street, Suite 4
                Paxton, Massachusetts  01612
                Telephone (collect):(508) 831-1171
                Fax:           (508) 831-1191

You can also review the Trust's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission.

You can obtain copies from the Securities and Exchange Commission as follows:

                For a fee, by writing to or calling the Commission's Public Reference Room, Washington, D.C. 20549
                Telephone:  1-800-SEC-0330

                Free from the Commission's Internet website at http://www.sec.gov.

                                       Investment Company Act File No. 811-4640

                         ANCHOR GOLD AND CURRENCY TRUST

                          579 Pleasant Street, Suite 4
                           Paxton, Massachusetts 01612
                                 (508) 831-1171

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 2000

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the current Prospectus of Anchor Gold and Currency Trust (the "Trust") dated May 1, 2000, and the financial statements contained in the Trust's Annual Report for the year ended December 31, 1999. The Trust's
Annual Report is incorporated by reference in this SAI. You may obtain the Trust's Prospectus and Annual Report without charge by writing or calling the Trust collect at 508-831-1171.

                                TABLE OF CONTENTS

THE TRUST.......................................................B-1
INVESTMENT STRATEGIES AND RISKS.................................B-1
      Investment Strategy ......................................B-1
      Option Transactions Involving Portfolio Securities
      and Securities Indices....................................B-2
      Index Options ............................................B-4
      Risks of Options on Indices ..............................B-4
      Options on Foreign Currencies ............................B-5
      Risks of Foreign Currency Option Activities ..............B-7
      Special Risks of Foreign Currency options ................B-8
      Financial and Precious Metals Futures Contracts
      and Related Options.......................................B-9
      Limitations on Futures Contracts and Related Options.....B-11
      Risks Relating to Futures Contracts and Related Option...B-11
      Other Investment Companies...............................B-13
      Lending..................................................B-13
      Repurchase Agreements....................................B-13
      Investment Risks.........................................B-13
      Investment Strategy......................................B-14
      Foreign Investments......................................B-14
      Precious Metals..........................................B-14
      Risks Relating to Repurchase Agreements..................B-16
      Prepayments Risks Associated with GNMA Certificates......B-16
PORTFOLIO TURNOVER.............................................B-16
INVESTMENT RESTRICTIONS........................................B-17
MANAGEMENT OF THE TRUST........................................B-18
     Officers and Trustees.....................................B-18
     Compensation of Officers and Trustees.....................B-20
     Principal Holders of Securities...........................B-20
     Investment Adviser........................................B-20
     Investment Advisory Contract..............................B-21
     Administrator.............................................B-22
     Principal Underwriter.....................................B-23
     Rule 12b-1 Plan...........................................B-23
CAPITALIZATION.................................................B-24
PURCHASE, REDEMPTION AND PRICING OF SHARES.....................B-25
      Purchase of Shares.......................................B-25
      Determination of Net Asset Value.........................B-25
      Redemption and Repurchase of Shares......................B-26
      Redemptions in Kind......................................B-26
DISTRIBUTIONS .................................................B-27
TAXES..........................................................B-27
      General..................................................B-27
      Tax Treatment of Options.................................B-28
PORTFOLIO SECURITY TRANSACTIONS ...............................B-30
OTHER INFORMATION..............................................B-31
      Custodian, Transfer Agent and Dividend-Paying Agent .....B-31
      Independent Public Accountants ..........................B-32
      Registration Statement ..................................B-32
FINANCIAL STATEMENTS...........................................B-32

THE TRUST

Anchor Gold and Currency Trust (Trust) is a non-diversified, open-end management investment company that was established as an unincorporated business trust under the laws of Massachusetts by a Declaration of Trust dated April 10, 1986, as amended and restated on September 3, 1986 and on October 18, 1999. The Trust was operated as a closed-end management investment company until November 10, 1999. The shareholders of the Trust voted on October 18, 1999 to convert the Trust from the closed-end form to the open-end form subject to the effectiveness of this Prospectus pursuant to an order of the Securities and Exchange Commission.

INVESTMENT STRATEGIES AND RISKS

The Trust's Prospectus describes the investment objectives and policies of the Trust. The Prospectus also briefly describes specialized techniques that the Trust may use in order to achieve its investment objectives. There can be no assurance that the Trust will achieve its investment objectives. The following discussion is intended to provide further information concerning investment techniques and risk considerations which the Investment Adviser believes to be of interest to investors.

Investment Strategy

The Trust's investments will vary depending upon whether the Investment Adviser anticipates an inflationary or deflationary economic cycle.

The Investment Adviser's determination as to whether the economy is inflationary or deflationary will be made based upon constant study of numerous economic and monetary factors. These factors will include, but not necessarily be limited to:

oactual and anticipated rates of change in the Consumer Price Index (CPI) over specified periods of time; oactual and anticipated changes and rates of changes in the U.S. dollar in relation to other key currencies, e.g., the German mark, the British pound and the Japanese yen; oactual and anticipated changes, and rates of change, in short and long-term interest rates and real interest rates, i.e., inflation adjusted interest rates; oactual and anticipated changes in the money supply; and oactual and anticipated governmental fiscal and monetary policy.

Investment in precious metals and related securities in anticipation of inflationary periods is intended not only to preserve capital in the projected ensuing inflationary period, but also to provide opportunity for capital appreciation of the precious metals and related investments during such inflationary period. The broad range of precious metals and currency related investment vehicles that may be utilized by the Trust during such inflationary periods is intended to allow the Trust the widest possible latitude in attempting to determine the most attractive investment posture for the current period.

Investment in U.S. and other government securities in anticipation of deflationary periods is intended to preserve capital, while providing a relatively secure income, and to provide an opportunity for capital appreciation if interest rates decline in such deflationary periods.

The Investment Adviser believes that by not remaining fully invested in gold and silver and other precious metals or securities tied to their value during periods of deflation, the Trust can avoid declines in the price of precious metals that typically occur during such periods and, at the same time, obtain the benefit of the increase in value of debt instruments that typically occurs when interest rates decline during such periods, thereby enhancing the Trust's potential to achieve its investment objective of capital appreciation.

Investment in U.S. and other government securities in anticipation of deflationary periods is intended to preserve capital, while providing a relatively secure income, and to provide an opportunity for capital appreciation if interest rates decline in such deflationary periods.

U. S. government securities include Treasury bills, notes and bonds, which differ in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds have maturities of greater than ten years at the date of issuance. U.S. government securities also include obligations of agencies and instrumentalities of the U.S. government. Agencies and instrumentalities of the U.S. government include, but are not limited to:
Federal Land Banks; Farmers Home Administration; Central Bank of Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; and Federal National Mortgage Association. Some obligations of the U.S. government agencies and instrumentalities, such as Treasury bills, government National Mortgage Association (GNMA) certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. These securities are not insured by the U.S. government and there can be no assurance that the U.S. government will support an instrumentality it sponsors. The Trust will invest in the securities issued by such an instrumentality only when its Investment Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments.

If, in the opinion of the Investment Adviser, there are periods of less favorable economic and/or market conditions, such as when there is no discernible trend in the rate of change in the Consumer Price Index and other leading economic indicators offer no evidence of inflationary or deflationary trends, then, for temporary defensive purposes, the Trust may invest in short-term U.S. government securities and other money market instruments, cash or cash equivalents. Money market instruments include high-grade commercial paper (promissory notes issued by corporation to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements. Investments in commercial paper will be rated Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's or F-1 by Fitch Investors Service, Inc., which are the highest ratings assigned by these agencies. Money market instruments will be limited to U.S. dollar denominated instruments which are rated in the top two categories by an independent nationally recognized rating organization or, if not rated, are of comparable quality as determined by the Trustees. Investments in bank instruments will be in instruments which are issued by U.S. or foreign banks having capital and undivided surplus at the time of investment of $200,000,000 or more and which mature in one year or less from the date of acquisition.

To achieve its investment objective, the Trust may also use specialized investment techniques by engaging in a variety of transactions including transactions in options on securities, securities indices and currencies, transactions in financial futures contracts and related options, loans of portfolio securities, transactions in repurchase agreements. The use of derivatives involves special risks and may result in losses to the Trust.

A portion of the Trust's net asset value may be invested in debt securities of non-U.S. issuers. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. There is usually less public information available about foreign companies than about U.S. companies. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the U.S. In particular, investments in foreign securities are subject to the following specific risks:

      Country Risk. Debt securities market movements in any country will likely affect the value of the securities the Trust owns which trade in that country. These movements will affect the Trust's share price.

      The political, economic and social structures of some countries in which the Trust invests may be less stable and more volatile than those in the
      U. S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

      The Trust's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business and social frameworks to support securities markets. Typically, investments by the Trust in developing or emerging markets constitute less than 5% of the Trust's total assets.

      Company Risk. Foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U. S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation that in the U.S. The Trust may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgements with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

      Currency. Many of the Trust's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of securities the Trust owns and the Trust's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment denominated in that country's currency loses value because that currency is worth fewer U.S. dollars.

      Euro. On January 1, 1999, the European Monetary Union introduced a new single currency, the euro. The euro will replace the national currency for participating member countries. The Trust's investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be affected.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. Also, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Trust may hold in its portfolio, and their impact on the value of Trust shares. To the extent the Trust holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

oOptions Transactions Involving Portfolio Securities and Securities Indices

The writing of call option contracts and the purchasing of put options is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies. The Investment Adviser believes that the assets of the Trust may be increased by realizing premiums from the writing of call options and by purchasing put options with respect to securities held by the Trust.

The Trust may write call option contracts or purchase put or call options with respect to portfolio securities and with respect to securities indices at such times as its management determines to be appropriate.

Call options are written and put options are purchased solely as covered options (a call is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges ), or has the right to acquire such securities through immediate conversion of securities, and such options (which generally correspond to the securities represented by the index in the case of index options) on domestic securities are generally listed on a national securities exchange.

Exchanges on which such options currently are traded are the Chicago Board of Options Exchange and the American, Pacific, and Philadelphia Stock Exchanges. Options on foreign securities and some domestic securities may not be listed on any domestic or foreign exchange.

The Trust receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in the price of the security or representative securities in the case of an index option above the exercise price of the option. The Trust pays a premium upon the purchase of an option, which may be lost if the option proves to be of no ultimate value.

There can be no assurance that the Trust will always be able to close out options positions at acceptable prices. The Trust will write or purchase such options only where economically appropriate as a hedging technique to reduce the risks in management of its portfolio, and to preserve the Trust's net asset value, and not for speculative purposes (i.e., not for profit). In no event will the Trust purchase such options where the value of the options, either singly or in the aggregate, would exceed 50% of the value of the Trust's assets at the time of purchase.

The Trust may also purchase put and call options for a premium. The Trust may sell a put or call option which it has previously purchased prior to the sale of the underlying security. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

When a security is sold from the Trust's portfolio, the Trust effects a closing call purchase or put sale transaction so as to close out any existing option on the security. A closing transaction may be made only on an Exchange or other market which provides a secondary market for an option with the main exercise price and expiration date. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If the Trust is unable to effect a closing transaction, in the case of a call option, the Trust will not be able to sell the underlying security until the option expires or the Trust delivers the underlying security upon exercise.

The Trust pays brokerage commissions in connection with the writing and purchasing of options and efficient closing transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Trust's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

If a call option expires on its stipulated expiration date or if the Trust enters into a closing purchase transaction, the Trust will realize a gain (or less if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If a call option is exercised, the Trust will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

Because the Trust intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, the Trust may be subject to other restrictions on the Trust's ability to enter into option transactions may apply from time to time. See "Taxes--Tax Treatment of Options and Futures Transactions."

oIndex Options

The Trust may purchase put or call index options. A call option on a securities index is similar to a call option on an individual security, except that the option's value depends on the weighted value of the group of securities constituting the index. Also, all settlements on index options are made in cash. When the Trust purchases index options, a multiplier is used. A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

The Trust currently trades index options relating to, among others, the Standard & Poor's 100 and 500 Composite Stock Price Indices and Gold/Silver Index. The Trust may write call options and purchase put and call options on any other traded indices. Call options on securities indices written by the Trust will be "covered' by identifying the specific portfolio securities being utilized. A call is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges ), or has the right to acquire such securities through immediate conversion of securities.

To secure the obligation to deliver the underlying securities in the case of an index call option written by the Trust, the Trust will be required to deposit qualified securities. A "qualified security" is a security against which the Trust has not written a call option and which has not been hedged by the Trust by the sale of a financial futures contract.

If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Trust will deposit an amount of cash or liquid assets equal in value to the amount by which the call is "in-the-money" (when the market price of the index is above the exercise price of the call) times the multiplier times the number of contracts. Any amount segregated may be applied to the Trust's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the contract index value times the multiplier times the number of contracts.

oRisks of Options on Portfolio Securities and Indices

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Trust will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of an individual security. Accordingly, successful use by the Trust of options on indices will be subject to the Investment Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Trust would not be able to close out options which it has purchased or written and, if restriction on exercise were imposed, might be unable to exercise an option it purchased, which could result in substantial losses to the Trust. However, it is the Trust's policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance. Further, unlike call writing on portfolio securities, the writer cannot provide in advance for its potential settlement obligation by holding the underlying securities.

Price movements in securities in the Trust's portfolio will not correlate perfectly with movements in the level of the index. Therefore, the Trust bears the risk that the price of the securities held by the Trust may not increase as much as the index. In this event, the Trust would bear a loss on the call which would not be completely offset by movements in the prices of the Trust's portfolio securities. It is also possible that the index may rise when the Trust's portfolio securities do not. If this occurred, the Trust would experience a loss on the call which would not be offset by an increase in the value of its portfolio and also might experience a loss in its portfolio.

Unless the Trust has other liquid assets which will satisfy the exercise of a call on an index, the Trust will have to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Trust fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Trust's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Trust has written a call on an index, there is also a risk that the market may decline between the time the Trust has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Trust is able to sell securities in its portfolio. As with options on portfolio securities, the Trust will not learn that a call has been exercised until the day following the exercise date. Unlike a call on a portfolio security in settlement, the Trust may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If the Trust exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money," the Trust will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. The Trust may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price. The Trust may not be able to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

The Trust pays brokerage commissions in connection with the writing and purchasing of options and effecting closing transactions, as well as for purchases and sales of underlying securities. The writing of options may cause significant increases in the Trust's portfolio turnover rate, especially during periods when the market prices of the underlying securities appreciate.

oOptions on Foreign Currencies

The Trust may purchase put and call options on foreign currencies. The Trust may purchase such options where economically appropriate as a hedging technique to reduce the risks in management of its portfolio, and to preserve the Trust's net asset value, and not for speculative purposes (i.e., not for profit). In no event will the Trust purchase such options where the value of the options, either singly or in the aggregate, would exceed 50% of the value of the Trust's assets at the time of purchase.

A put option on a foreign currency is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the put option, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option. A call option on a foreign currency is a short-term contract which gives the purchaser of the call option, in return for a premium, the right to buy the underlying currency at a specified price during the term of the option. The purchase of put and call options on foreign currencies is similar to the purchase of puts and calls on stocks.

Options on foreign currencies are currently traded in the United States on the Philadelphia Stock Exchange and the Chicago Board of Options Exchange. Foreign currencies options are currently traded in British pounds, Swiss francs, Japanese yen, Deutsche marks and Canadian dollars. The Trust may use foreign currency options to protect against the decline in the value of portfolio securities resulting from changes in foreign exchange rates, as the following examples illustrate:

1. In connection with the Trust's payment for securities of a foreign issuer at some future date in a foreign currency, the Trust may purchase call options on that foreign currency to hedge against the risk that the value of the foreign currency might rise against the U. S. dollar, which would increase the cost of the currency and the transaction.

      EXAMPLE: The Trust must pay for the purchase of securities of a Swiss issuer in Swiss francs. If the Trust is concerned that the price of Swiss francs might rise in price (in U. S. dollars) from, for example, $.4780, it might purchase Swiss franc June 48 call options for a premium of, for example, $.50 (i.e. $.005 per Swiss franc times 62,500 Swiss francs per contract, for a total premium of $312.50 -- plus transaction costs). This would establish a maximum cost for Swiss francs and thus the maximum cost in U.S. dollars for the Swiss securities. If Swiss francs subsequently appreciated to $.4950 and the premium on Swiss franc June 48 call options increased to, for example, $1.95 (for a total premium of $1,219.75), the Trust could sell the option at a profit ($1,219.75 less the original premium paid of $312.50 and transaction costs) to offset the increased cost of acquiring Swiss francs. Alternatively, the Trust could exercise the option contract. If the Swiss franc remained below $.48, the Trust could let its calls expire (losing its premium) and purchase the Swiss francs at a lower price.

2. The Trust may purchase foreign currency options to protect against a decline in the Trust's cash and short-term U.S. government securities.

      EXAMPLE: The Trust may have investments in cash and in short-term U.S. government securities e.g., U.S. Treasury bills having maturities of less than one year). In order to hedge against a possible decline in the value of the U.S. dollar, the Trust might purchase Deutsche mark 40 calls. If the Deutsche mark appreciates above $.40, then the Trust could exercise its option contract and stabilize the value of its cash holdings and the underlying value of the U.S. Treasury bills in its portfolio as a result of the improved exchange rate between the Deutsche mark and the U.S. dollar.

As is the case with other listed options, the effectiveness of foreign currency options in carrying out the Trust's objective will depend on the exercise price of the option held and the extent to which the value of such option will be affected by changes in the exchange rates of the underlying currency. To terminate its rights in options which it has purchased, the Trust would sell an option of the same series in a closing sale transaction. The Trust will realize a gain or loss, which will be offset by a loss or gain on the U.S. dollar, depending on whether the sale price of the option is more or less than the Trust's cost of establishing the position. If the transaction is not completed, the option may be allowed to expire (causing loss of the option premium amount) or liquidated for any remaining value.

Foreign currency options purchased for the Trust will be valued at the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. Options which are not actively traded will be valued at the difference between the option price and the current market price of the underlying security, provided that the put price is higher than such market price or the call price is lower than such market price. In the event that a put price is lower than the current market value of the underlying security, or a call price is higher than the current market value of the underlying security, then the option will be assigned no value.

Risks of Foreign Currency Option Activities

If a decline in the value of the Trust's portfolio is accompanied by a rise in the value of a foreign currency in relation to the U.S. dollar, the purchase of options on that foreign currency may generate gains which would partially offset the decline. However, if after the Trust purchases an option, the value of the Trust's portfolio moves in the opposite direction from that contemplated, the Trust may experience losses to the extent of premiums it paid in purchasing the options. This will reduce any gains the Trust would otherwise have. For this reason, as well as supply and demand imbalances and other market factors, the price movements of options on foreign currencies may not correspond to the price movements of the Trust's portfolio securities. In these cases, the Trust may incur losses on the options transactions.

The Trust's success in using options on foreign currencies depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options markets as well as the general securities markets and on the Investment Adviser's ability to select the proper type time and duration of options. Although the Investment Adviser has prior experience in using currency options, this technique may not produce its intended results. The price movements of options relating to currencies purchased by the Trust may not correspond to the price movements of the Trust's portfolio securities and the options transactions.

Option positions on foreign currencies may be closed out only on an exchange or other market which provides a secondary market for options of the same series. Options on foreign currencies are currently traded in the United States on the Philadelphia Stock Exchange and the Chicago Board of Options Exchange. Trading in options on foreign currencies may be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, trading may be suspended after the price of an option has risen or fallen more than a specified maximum amount. Exercise of foreign currency options also could be restricted or delayed because of regulatory restrictions or other factors. The ability to establish and close out positions in foreign currency options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will continue. The Trust will not purchase foreign currency options on any exchange or other market unless and until, in the Investment Adviser's opinion, the market for such options has developed sufficiently. Although the Trust intends to purchase options only when there appears to be an active market for them, there can be no assurance that there will be a liquid market when the Trust seeks to close a particular option position. Accordingly, the Trust may experience losses as a result of its inability to close out an options position.

The Trust also may be generally restricted in the purchase and sale of options because the Trust intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. One of the requirements for this qualification is that less than 30% of the Trust's gross income must be derived from gains on securities held for less than three months. Accordingly, the Trust will be restricted in the purchasing of options on foreign currencies which expire in less than three months, and in effecting closing purchase or sale transactions relating to put options on foreign currencies which were purchased less than three months prior to such transactions. The Trust may also be restricted in the purchase of put options for the purpose of hedging underlying foreign currencies because of the application of the short sale holding period rules as to the underlying hedged currencies. Thus, the extent to which the Trust may engage in option transactions may be materially limited by this 30% test, by the additional Internal Revenue Code requirement that at least 90% of the Trust's gross income be derived from dividends, interest, and gains from the sale or other disposition of securities, and by other Internal Revenue Code requirements.

oSpecial Risks of Foreign Currency Options

In addition to the risks described above, there are special risks associated with foreign currency options, including the following:

1. The value of foreign currency options is dependent upon the value of foreign currencies relative to the U.S. dollar. As a result, the prices of foreign currency options may vary with changes in the value of either or both currencies. Thus, fluctuations in the value of the U.S. dollar will affect exchange rates and the value of foreign currency options, even in the case of an otherwise stable foreign currency. Conversely, fluctuations in the value of a foreign currency will affect exchange rates and the value of foreign currency options even if the value of the U.S. dollar remains relatively constant. Thus, the Trust must consider carefully factors affecting both the U.S. economy and the economy of the foreign country issuing the foreign currency underlying the option.

2. The value of any currency, including U.S. dollars and foreign currencies, may be affected by a number of complex factors applicable to the issuing country. These factors include the prevailing monetary policy of that country, its money supply, its trade deficit or surplus, its balance of payments, interest rates, inflation rates and the extent or trend of its economic growth. In addition, foreign countries may take a variety of actions, such as increasing or decreasing the money supply or purchasing or selling government obligations, which may have an indirect but immediate effect on exchange rates.

3. The exchange rates of foreign currencies (and therefore the value of foreign currency options) could be significantly affected, fixed or supported directly or indirectly by government actions. Any government intervention may increase risks to investors since exchange rates may not be free to fluctuate in response to other market forces.

4. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those likely to be involved in the exercise of individual foreign currency option contracts, investors who buy or write foreign currency options may be disadvantaged by having to deal in an odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots. Because this price differential may be considerable, it must be taken into account when assessing the profitability of a transaction in foreign currency options.

5. There is no systematic reporting of last sale information for foreign currencies. Reasonably current, representative bid and offer information available on the floor of the exchange on which foreign currency options are traded, in certain brokers' offices, in bank foreign trading offices, and to others who wish to subscribe for their information. There is, however, no regulatory requirement that those quotations be firm or revised on a timely basis. The absence of last sale information and the limited availability of quotations to individual investors may make it difficult for many investors to obtain timely, accurate data about the state of the underlying market. In addition, the quotation information that is available is representative of very large transactions in the interbank market and does not reflect exchange rates for smaller transactions. Since the relatively small amount of currency underlying a single foreign currency option would be treated as an odd lot in the interbank market (i.e., less than $5 million), available pricing information from that market may not necessarily reflect prices pertinent to a single foreign currency option contract. Investors who buy or sell foreign currency options covering amounts of less than $5 million can expect to deal in the underlying market at prices that are less favorable than for round lots.

6. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies. If the Options Clearing Corporation ("OCC") determines that these restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or impose undue burdens on parties to exercise settlements, it is authorized to impose special exercise settlement procedures, which could adversely affect the Trust.

7. The interbank market in foreign currencies is a global, around-the-clock market. Therefore, in contrast with the exchange markets for stock options, the hours of trading for foreign currency options do not conform to the hours during which the underlying currencies are traded. (Trading hours for foreign currency options can be obtained from a broker.) To the extent that the options markets are closed while the market for the underlying currencies remain open, significant price and rate movements may take place in the underlying market that cannot be reflected in the options markets. The possibility of such movements should be taken into account in (a) relating closing prices in the options and underlying markets, and (b) determining whether to close out a short options position that might be assigned in an exercise that takes place after the options market is closed on the basis of underlying currency price movements at a later hour.

8. Since settlement of foreign currency options must occur within the country issuing that currency, investors through their brokers, must accept or make delivery of the underlying foreign currency in conformity with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents. The Trust may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country. Prior to the placing of any assets with a foreign custodian in connection with the settlement of foreign currency options, the Trustees of the Trust will determine that maintaining such assets in a particular country or countries is consistent with the best interests of the Trust and its shareholders,  and  that  maintaining  such  assets  with a  particular  foreign custodian is consistent with the best interests of the Trust and its shareholders. The Trust will approve, as consistent with the best interests of the Trust and its shareholders, a written contract between the Trust and its foreign custodian. The Trustees will also establish a system to monitor such foreign custody arrangements. A majority of the Trustees, at least annually, will review and approve the continuance of such arrangements as consistent with the best interests of the Trust and its shareholders.

oFinancial and Precious Metals Futures Contracts and Related Options

While the Trust's fundamental policies permit the Trust to engage in financial and precious metals futures transactions, including the writing of covered call options and the purchase and sale of put and call options in connection therewith, the Trust may engage in such futures and related option transactions only for hedging purposes.

The Trust may not currently purchase or sell precious metals or financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Trust's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Trust's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or an option on a futures contract, an amount of cash, U.S. government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract, minus the Trust's initial margin deposit with respect thereto, will be deposited in a segregated account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

The Trust may use financial and precious metals futures contracts and related options to hedge against changes in currency exchange rates or in the market value of its portfolio assets or assets which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Trust's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, futures contracts may protect against an increase in the market price of assets which the Trust may wish to purchase in the future.

The Trust may purchase or sell any financial or precious metals futures contracts which are traded on an exchange or board of trade or other market. A United States public market presently exists in interest rate futures contracts on long-term U.S. Treasury bonds, U.S. Treasury notes and three-month U.S. Treasury bills. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contact trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed. Currency and precious metals futures contracts are also traded on various U.S. Exchanges or boards of trade. Options relating to U.S. futures contracts are generally also traded on the same exchanges or boards of trade.

In contrast to the situation where the Trust purchases or sells a security, the Trust does not deliver or receive a security upon the purchase or sale of a futures contract. Initially, the Trust will be required to deposit in a segregated account with its custodian bank an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit on the contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although futures contracts by their terms call for actual delivery or acceptance of currencies or securities or other assets, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction.

A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller is immediately paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the seller immediately pays the difference and realizes a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain. If the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The Trust will pay commissions on futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

oLimitations on Futures Contracts and Related Options

The Trust may not currently engage in transactions in futures contracts or related options for speculative purposes, but only as a hedge against anticipated changes in exchange rates or the market value of its portfolio securities or other assets or securities or other assets which it intends to purchase. Also, the Trust may not currently purchase or sell precious metals or financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Trust's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Trust's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or an option on a futures contract, the trust must deposit an amount of cash, U.S. government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Trust's initial margin deposit with respect thereto in a segregated account with the Trust's custodian bank to collateralize fully the Trust's position and thereby ensure that it is not leveraged.

The Trust's ability to enter into futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Taxes--Tax Treatment of Options and Futures Transactions."

oRisks Relating to Futures Contracts and Related Options

The Trust may close out positions in futures contracts and related options only on an exchange or other market which provides a secondary market for such contracts or options. The Trust will enter into futures or related options positions only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures or related option contract at any specific time. Thus, it may not be possible to close out a futures or related option position. If there are adverse price movements in the Trust's futures positions, the Trust will continue to be required to make daily margin payments. In this situation, if the Trust has insufficient cash to meet daily margin requirements it may have to sell portfolio assets at a time when it may be disadvantageous to do so. In addition, the Trust may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Trust's ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in the market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Trust to incur additional brokerage commissions and may cause an increase in the Trust's portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Trust's Investment Adviser to forecast correctly the direction and extent of currency exchange rate and market movements within a given time frame. To the extent exchange rate and market prices remain stable during the period the Trust holds a futures contract or option, or prices move in a direction opposite to that anticipated, the Trust may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Trust's total return for the period may be less than if it had not engaged in the hedging transaction.

The Trust's use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currencies or securities or other assets which are being hedged. If the price of the futures contract moves more or less than the price of the currencies or securities or other assets being hedged, the Trust will experience a gain or loss which will not be completely offset by movements in the price of the currencies or securities or other assets. It is possible that, where the Trust has sold futures contracts to hedge its portfolio securities and other assets against a decline in the market, the market may advance and the value of securities held in the Trust's portfolio (or related currencies) may decline. If this occurred, the Trust would lose money on the futures contract and would also experience a decline in value in its portfolio securities and other assets. Where futures are purchased to hedge against a possible increase in the prices of securities or other assets before the Trust is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline. If this occurred, the Trust would lose money on the futures contract and the value of its portfolio securities would decline. If the Trust futures to hedge against a possible increase in the prices of securities before the trust is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, the market may decline. If the Trust then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the futures that would not be offset by a reduction in the price of securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contract through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of currencies and securities and other assets and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Trust because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Trust while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

oOther Investment Companies

The Trust's purchase of securities of other investment companies results in the layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies including operating costs and advisory and administrative fees. The Trust will not invest more than 10% of its total assets in such securities.

oLending

The Trust may seek to increase its income by lending portfolio securities. Any such loan will be continuously secured by collateral at least equal to the market value of the security loaned. The Trust would have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan, the Trust would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or the interest on investment of the collateral, if any.

The total value of the securities loaned at any time will not be permitted to exceed 30% of the Trust's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to U.S. domestic organizations deemed by the Trust's management to be of good standing and when, in the judgment of the Trust's management, the consideration to be earned justified the attendant risk.

oRepurchase Agreements

Repurchase Agreements are transactions in which the Trust buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Trust and is unrelated to the interest rate on the underlying instrument.

The Trust will effect repurchasing agreements only with large well-capitalized banks whose deposits are insured by the Federal Deposit Insurance Corporation and which have the capital and undivided surplus of at least $200,000,000. The instrument acquired by the Trust in these transactions (including accrued interest) must have a total value in excess of the value of the repurchase agreement and will be held by the Trust's custodian bank until repurchased.

The Trustees of the Trust will monitor the Trust's repurchase agreement transactions on a continuous basis and will require that the applicable collateral will be retained by the Trust's custodian bank. No more than an aggregate of 10% of the Trust's total assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or which are not readily marketable. There is no limitation on the Trust's assets with respect to investments in repurchase agreements having maturities of less than seven days.

Investment Risks

Because of the following considerations, an investment in the Trust should not be considered a complete investment program (additional risk considerations are discussed below).

oInvestment Strategy

The success of the Trust's investment program will be dependent to a high degree on the Investment Adviser's ability to anticipate the onset and termination of inflationary and deflationary cycles. A failure to anticipate a deflationary cycle could result in the Trust's assets being disproportionately invested in precious metals. Conversely, a failure to predict an inflationary cycle could result in the Trust's assets being disproportionately invested in U.S. government securities. The success of the Trust's investment program will also be dependent to a high degree on the validity of the premise that the values of gold and other precious metals will move in a different direction than the values of U.S. government securities during period of inflation or deflation. If values of both precious metals and U.S. government securities move down during the same period of time, the value of the shareholder's investment will decline rather than stabilize or increase, as anticipated, regardless of whether the Trust is primarily invested in precious metals or U.S. government securities.

oForeign Investments

Investment on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, higher foreign brokerage costs, costs of currency conversion, currency blockage, different accounting standards, difficulty in obtaining foreign court judgments, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

Since the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments.

In addition, with respect to certain foreign countries there is the possibility of expropriation and nationalization of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Interest and dividends, and possibly other amounts receive by the Trust in respect of foreign investments, may be subject to withholding and other taxes at the source, depending upon the laws of the county in which the investment is made.

oPrecious Metals

Any investment in gold and silver bullion and other precious metals is subject to certain risks. For example, dramatic upward or downward price movements may occur in gold or silver over short periods of time, influenced by many factors such as international tensions, oil price changes, interest rate policies, political uncertainties, rumors, supply and demand factors and lack of regulation. Furthermore, the value of these investments may be affected by such factors as the following:

1. Price Fluctuations: The price of gold has recently been subject to dramatic upward and downward price movements over short periods of time. Such prices have ranged from a low $37.39 per troy ounce on January 7, 1971 to a high of over $800 per troy ounce in 1980. Such prices have been influenced by, among other things, industrial and commercial demand, investment and speculation, and monetary and fiscal policies of central banks and governments and their agencies, including gold auctions conducted by the U.S. Treasury Department and the International Monetary Fund.

2. Concentration of Source of Supply and Control of Sales: At the current time there are only four major sources of supply of primary gold production, and their market shares cannot be readily ascertained. The Republic of South Africa, the United States, Australia and Russia are the four largest producers. Political and economic conditions affecting either country may have a direct impact on that country's sales of gold. The only legally authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa, which controls the time and place of any sale of South African bullion in accordance with its retention policies. The South African Ministry of Mines determines gold mining policy and has required mining companies to produce lower grades of ore when gold prices are rising. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, so that its sales policy is necessarily subject to national economic and political developments.

3. Tax and Currency Laws: Changes in the tax or currency laws of the U.S. or of foreign countries may inhibit the Trust's ability to pursue, or may increase the cost of pursing, its precious metals investment program.

4. Unpredictable Monetary Policies, Economic and Political Conditions: The Trust's precious metals assets may be less liquid or the change in the value of such assets may be more volatile (and less related to general price movements in the United States securities markets) than would be the case with investments in the securities of larger U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies, conditions of scarcity and surplus and speculation. For instance, major civil strife in South Africa could seriously influence the price of gold. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand of gold and therefore its price, to a variety of economic factors which normally would not affect other types of commodities.

5. New and Developing Market: Between 1933 and December 31, 1974, a gold market did not exist in the United States for individual investment purposes. Since the latter date, markets have been developing. Certain entities, including the U.S. Treasury and the International Monetary Fund, have from time to time conducted sales of relatively large amounts of gold bullion and may continue to do so from time to time in the future. Large purchases or sales of gold bullion, including sales by such banks and agencies or by the U.S. government, are likely to affect the price of gold bullion.

6. Lack of Regulation: The trading of gold bullion in the United States is not currently subject to existing rules which govern the trading of agricultural and certain other commodities and commodity futures. The absence of such regulation may adversely affect the continued development of an orderly market in gold bullion. The development of a regulated futures market in gold bullion might also affect the development of the market in and the price of gold bullion in the United States.

In addition to being affected by many of the same factors influencing the pricing of gold, silver prices may also be affected by labor relations in the silver and copper mining industries (a significant portion of U.S. silver ore production is a by-product of copper). Prices of other precious metals may be similarly and otherwise affected.

Since investments in precious metals do not generate any interest or dividends, the only source of return from such investments will be from any gains (less any losses) realized from sales of such metals. It is expected that any such income will be taxable as capital gain in the manner applicable to ordinary business corporations.

Prices at which gold and silver bullion and other precious metals are purchased or sold normally include dealer markups or markdowns, insurance expenses, assay charges and shipping costs. For example, all such charges under current market conditions for 400 troy ounces of gold bullion of at least 995/1000 purity do not generally in the aggregate exceed 2% of the price. Such costs and expenses may be a grater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Such charges will vary in respect of other precious metals. In addition, the Trust will incur ongoing storage costs for its precious metals.

oRisks Relating to Repurchase Agreements

The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, the Trust may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Trust and therefore is subject to sale by the trustee in bankruptcy.

Finally, it is possible that the Trust may not be able to substantiate its interest in the underlying instrument. While the Trust's Trustees acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.

oPrepayment Risks Associated with GNMA Certificates

GNMA certificates have yield and maturity characteristics corresponding to the underlying mortgage loans. Thus, unlike U.S. Treasury bonds, which pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on GNMA certificates include both interest and a partial prepayment of principal. Additional prepayments of principal may result from the prepayment, refinancing or foreclosure of the underlying mortgage loans. Although maturities of the underlying mortgage loans range up to 30 years, such prepayments shorten the effective maturities to approximately 12 years (based upon current government statistics). GNMA certificates currently offer yields higher than those available from other types of U.S. government securities, but because of the prepayment feature may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, GNMA certificates may have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturities, while having a comparable risk of decline during periods of rising interest rates.

There are certain other risks associated with GNMA certificates. Prepayments and scheduled payments of principal will be reinvested at prevailing interest rates which may be less than the rate of interest for the securities on which such payments are made. When prevailing interest rates rise, the value of the GNMA security may decrease as do other debt securities, but when prevailing interest rates decline, the value of GNMA securities is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. If a GNMA certificate is purchased at a premium above principal because its fixed rate of interest exceeds the prevailing level of yields, the premium is not guaranteed and a decline in value to par may result in a loss of the premium especially in the event of prepayments.

PORTFOLIO TURNOVER

The Trust will generally purchase securities for possible long-term appreciation and not for short-term trading profits. However, when the Investment Adviser deems changes appropriate, it will not be limited by the rate of portfolio turnover. The Trust's annual portfolio turnover rate will normally not exceed 50%. A rate of turnover of 100% could occur, for example, if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities).

If the Trust has a high rate of portfolio turnover, it will pay greater brokerage commissions and other costs. The Trust must bear these increased costs directly and thus its shareholders will bear them indirectly. There may also be the realization of larger amounts of short-term capital gains which are taxable to shareholders as ordinary income.

The portfolio turnover rates for the years 1999 and 1998 were 100.7% and 53%, respectively.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions which are fundamental policies and cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Trust. This means the lesser of either (i) a majority of the outstanding shares of the Trust or (ii) 67% or more of the shares represented at a meeting if more than 50% of such shares are present or represented by proxy at the meeting):

1. The Trust will not purchase any securities (other than securities of the U.S. government, its agencies, or instrumentalities) if as a result more than 5% of the Trust's total assets (taken at current value) would then be invested in securities of a single issuer.

2. The Trust will not make loans, except that the Trust may (a) purchase a portion of an issue or publicly distributed bonds, debentures, or similar debt securities (including so called "repurchase agreements" whereby the Trust's cash is, in effect, deposited on a secured basis with a bank for a period and yields a return; provided, however, that no more than an aggregate of 10% of the Trust's total assets, immediately after such investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or which are not readily marketable), and (b) lend portfolio securities upon such conditions as may be imposed from time to time by the Securities and Exchange Commission, provided that the value of securities loaned at any time may not exceed 30% of the Trust's total assets.

3. The Trust will not borrow in excess of 5% of its total assets, taken at market or other fair value, at the time such borrowing is made, and any such borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes; and the Trust may not pledge, mortgage, or hypothecate its assets taken at market to an extent greater than 15% of the Trust's gross assets taken at cost.

4. The Trust will not purchase any securities if such purchase would cause more than 10% of the total outstanding voting securities of such issuer (other than any wholly-owned subsidiary of the Trust) to be held by the Trust.

5. The purchase or retention of the securities of any issuer is prohibited if the officers and Trustees of the Trust or its Investment Adviser owning beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

6. The purchase of the securities of any other investment company is prohibited, except that the Trust may make such a purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that not more than 10% of the Trust's total assets (taken at market or other fair value) would be invested in such securities and not more than 3% of the voting stock of another investment company would be owned by the Trust immediately after the making of any such investment, and the Trust may make such a purchase as part of a merger, consolidation or acquisition of assets.

7. The purchase of securities of companies with a record (including that of their predecessors) of less than three years' continuous operation is prohibited if such purchase would cause the Trust's investments in such companies taken at cost to exceed 5% of the total assets of the Trust taken at current values, except that this restriction shall not apply to any of the Trust's investments in any of its wholly-owned subsidiaries.

8. The Trust will not participate in a joint venture or on a joint and several basis in any securities trading account.

9. The Trust will not act as an underwriter of securities issued by others, except to the extent it may be deemed such in connection with the disposition of securities owned by it.

10. The Trust will not make short sales of securities unless at all times when a short position is open, it owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short.

11. The Trust will not purchase securities on margin, but may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

12. The Trust will not invest in a company in any single industry, if, immediately after such investment, more than 25% of the Trust's total assets would be invested in an industry other than gold mining, silver mining, companies mining other precious metals, gold manufacturing and industrial production and silver manufacturing and industrial production.

13. The Trust will not make investments in real estate or indirect interests in real estate.

14. The Trust will not write, purchase or sell puts, calls or combinations thereof or take positions in commodities or commodity futures contracts or related options except that the Trust may (a) write covered call options with respect to securities, securities indices and currencies and enter into closing purchase or sale transactions with respect to such written options, (b) purchase put or call options with respect to securities, securities indices and currencies, and (c) engage in financial and precious metals futures contracts and related options transactions, all as described in the Prospectus and above under "Investment Strategies and Risks."

15. The Trust will not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money as permitted under the 1940 Act, as may be amended from time to time, and may also pledge its assets to secure such borrowings. For the purposes of this investment restriction, collateral arrangements with respect to the entry into currency transactions, the writing of options or the purchase or sale of futures contracts or options on futures contracts are not deemed a pledge of assets or the issuance of a senior security.

MANAGEMENT OF THE TRUST

Officers and Trustees

The Trustees of the Trust are responsible for managing the Trust's business affairs and for exercising all the powers of the Trust, except those reserved to the shareholders. The Trust's officers and Trustees, their positions with the Trust and their principal occupations during the past five years are listed below. Unless otherwise noted, the business address of each officer and Trustee is 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, which is also the address of the Trust's Investment Adviser, Anchor Investment Management Corporation. An asterisk (*) indicates Trustees who are interested persons, as defined in the Investment Company Act of 1940, of either the Trust or the Investment Adviser.

                             Positions with    Principal Occupation

Name, Address and Birth date the Trust         During the Past 5
---------------------------- ---------         -----------------
                                               Years
                                               -----

ERNEST BUTLER,               Trustee           President, I.E.
Born June 17, 1928                             Butler Securities
11809 Hinson Road, Suite 400                   (securities dealer);
Little Rock, AR 72212                          formerly Senior
                                               Executive Vice
                                               President Stephens,
                                               Inc. (securities
                                               dealer)
                                               (1982-February 1998).

SPENCER H. LEMENAGER,        Trustee           President, Equity,
Born January 25, 1938                          Inc. (private
222 Wisconsin Avenue                           investment company)
P.O. Box 390
Lake Forest, IL 60045

DAVID W. C.                  Chairman          Chairman and Trustee,
PUTNAM,                      and Trustee       Progressive Capital
Born October 8, 1939                           Accumulation Trust
10 Langley Road                                (formerly Anchor
Newton Centre, MA 02159                        Capital Accumulation
                                               Trust), Anchor International Bond
                                               Trust,    Anchor   Resource   and
                                               Commodity  Trust, and Anchor Gold
                                               and  Currency  Trust  (investment
                                               companies);     President     and
                                               Director, F. L. Putnam Securities
                                               Company,  Inc.  and  subsidiaries
                                               (investment advisor).

J. STEPHEN PUTNAM,           Vice President    President, Robert
Born May 21, 1943            and Treasurer     Thomas Securities,
880 Carillon Parkway                           Inc. (securities
P.O. Box 12749                                 dealer); Director,
St. Petersburg, FL 33733                       F.L. Putnam
                                               Securities Company,
                                               Inc. (investment
                                               advisor)

DAVID Y. WILLIAMS2*,         Trustee,          President and
Born November 24, 1930       President  &      Director, Anchor
579 Pleasant St., Suite 4    Secretary         Investment Management
Paxton, MA 01612                               Corporation
                                               (investment adviser);
                                               President and
                                               Director, Meeschaert
                                               & Co., Inc.
                                               (securities dealer);
                                               Vice President,
                                               Secretary and
                                               Treasurer,
                                               Progressive
                                               Investment
                                               Management,
                                               Inc.(investment
                                               adviser)

CHRISTOPHER Y. WILLIAMS2,    Vice President    Vice President and
Born December 12, 1964       and Asst.         Asst. Secretary,
579 Pleasant St., Suite 4    Secretary         Progressive
Paxton, MA 01612                               Investment Management
                                               Inc. (investment
                                               adviser),; Vice
                                               President and
                                               Secretary, Anchor
                                               Investment Management
                                               Corporation
                                               (investment adviser);
                                               Vice President and
                                               Secretary, Meeschaert
                                               & Co. Inc.
                                               (securities dealer);
                                               President and
                                               Secretary, Cardinal
                                               Investment Services,
                                               Inc. (financial
                                               administrative
                                               services)

JOSEPH C.                    Vice President    Vice President and
WILLIAMS2,                   and Asst.         Asst. Treasurer,
Born January 13, 1971        Treasurer         Progressive
579 Pleasant St., Suite 4                      Investment Management
Paxton, MA 01612                               Inc. (investment
                                               adviser); Vice
                                               President and
                                               Treasurer, Anchor
                                               Investment Management
                                               Corporation; Vice
                                               President and
                                               Treasurer, Meeschaert
                                               & Co. Inc.
                                               (securities dealer);
                                               Vice President and
                                               Treasurer, Cardinal
                                               Investment Services,
                                               Inc. (financial
                                               administrative
                                               services)

1. David W.C. Putnam and J. Stephen Putnam are brothers.

2. David Y. Williams is the father of Christopher Y. Williams and Joseph C. Williams. Christopher Y. Williams and Joseph C. Williams are brothers.

The Officers and Trustees of the Trust as group owned less than one percent (1%) of the Trust's shares outstanding on December 31, 1999.

Messrs. David Putnam, Ernest Butler and Spencer LeMenager are the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust.

The standing audit committee is composed of Messrs. LeMenager and Butler. The Trust does not have a nominating or compensation committee.

Compensation of Officers and Trustees

The Trust does not and will not pay any compensation to any of its officers or Trustees who are interested persons (as defined in the Investment Company Act of 1940) of the Trust or of any investment adviser or distributor of the Trust. The Trust pays an annual fee of up to $1,000 to each Trustee who is not an interested person. The Trust did not pay any person, including directors, officers, or employees, in excess of $60,000.00 during its most recent fiscal year.

Principal Holders of Securities

As of the date of this Statement of Additional Information, Pitt & Co., c/o Deutsche Bank, P.O. Box 2444, Church Street Station, New York, NY 10008, as indirect nominees of Mercy Hospital, held of record 33.54% of the outstanding shares of the trust. Anchor Investment Management Corporation, the Trust's
Investment Advisor, held of record 29.75% of the outstanding shares of the Trust.

Shareholders owing 25% or more of outstanding Trust shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Investment Adviser

The Investment Adviser, Anchor Investment Management Corporation (formerly Meeschaert Investment Management Corporation), is located at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612.

The Investment Adviser and Meeschaert & Co., Inc., the Trust's principal underwriter, are affiliated through common control with Societe D'Etudes et de Gestion Financieres Meeschaert, S.A., one of France's largest privately-owned investment management firms. The Meeschaert organization was established in Roubaix, France in 1935 by Emile C. Meeschaert. The Meeschaert organization presently manages, with full discretion, an aggregate amount of approximately $1.5 billion, including $250 million in French mutual funds, for about 8,000 individual and institutional customers.

On September 7, 1983, Emile C. Meeschaert and David Y. Williams purchased the Investment Adviser from F. L. Putnam Securities Company Incorporated ("Putnam Securities"). As of November 14, 1990, Luc E. Meeschaert purchased all of the outstanding shares of the Investment Adviser previously owned by Emile C. Meeschaert.

The Investment Adviser's Directors and Officers are as follows:

Luc E. Meeschaert, Chairman - Mr. Meeschaert is Chief Executive Officer of Societe D'Etudes et de Gestion Financieres Meeschaert, S.A., 23 Rue Druout, 75009, Paris, France.

David Y. Williams, President and Director - Mr. Williams is also a Trustee of the Trust and President and a Director of Meeschaert & Co., Inc., the Trust's Distributor.

Alain Jaspard, Vice President - Alain Jaspard manages the Trust's portfolio. He also manages other portfolios for the Meeschaert organization.

Christopher Y. Williams, Vice President and Assistant Secretary - Mr. Williams is also the Vice President and Assistant Secretary of the Trust and Vice President and Secretary of the Distributor.

Joseph C. Williams, Vice President and Assistant Treasurer - Mr. Williams is also the Vice President and Assistant Treasurer of the Trust and Vice President and Treasurer of the Distributor.

Investment Advisory Contract

The Trust and the Investment Adviser entered into an Investment Advisory Contract dated June 22, 1998 which was approved by the shareholders of the Trust on the same date.

The Investment Adviser manages the investments and affairs of the Trust, subject to the supervision of the Trust's Board of Trustees. The Investment Adviser furnishes to the Trust investment advice and assistance, administrative services, office space, equipment and clerical personnel. The Investment Adviser also furnishes investment advisory, statistical and research facilities.

The Trust pays all its expenses not specifically assumed by the Investment Adviser under the contract, including without limitation, the fees and expenses of the Trust's custodian and transfer agent; costs incurred in determining the Trust's net asset value and keeping its books; the cost of share certificates; membership dues in investment company organizations; distributions and brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; and fees and expenses of Trustees not affiliated with the Investment Adviser. The Trust will also bear any expenses incurred in connection with litigation in which the Trust is a party and the related legal obligation that the Trust may have to indemnify its officers and trustees. For the fiscal year ended December 31, 1999, the Trust paid expenses of $266,240, which represented 2.53% of the Trust's average net assets.

The Trust pays the Investment Adviser, as compensation under the Investment Advisory Contract, a monthly fee of 075% (equivalent to 3/4 of 1% annually) of the average daily net assets of the Trust. This fee may be higher than that paid by other investment companies. For the Investment Adviser's services to the Trust, Trust paid the Investment Adviser fees of $149,063 in 1997, $98,895 in 1998 and $78,637 in 1999. The Investment Adviser may voluntarily waive a portion of its fee or reimburse the Trust for certain operating expenses.

The Investment Advisory Contract remains in effect until June 21, 2000. In general, the contract may be extended from year to year upon its expiration if approved at least annually (a) by the vote of a majority of the outstanding shares of the Trust or by the Board of Trustees, and in either case, (b) by vote of a majority of the Trustees of the Trust who are not parties to the contract or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose. Amendments to the contract require similar approval by the shareholders and disinterested Trustees. The contract is terminable at any time without penalty by the Trustees of the Trust or by vote of the holders of a majority of the Trust's shares on 60 days' written notice or by the Investment Adviser on 90 days' written notice. The contract terminates automatically in the event of its assignment (which includes the transfer of a controlling interest in the Investment Adviser).

The Investment Advisory Contract provides that the Investment Advisor shall not be liable to the Trust or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Contract also provides that the Investment Advisor and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

Administrator

The Trust has entered into an administration agreement (the Administration Agreement) with Cardinal Investment Services, Inc., (the Administrator), 579 Pleasant Street, Paxton, Massachusetts 01612. Under the Administration Agreement, the Administrator is required generally to administer the Trust's business. The Administrator's duties, which may be assigned to a sub-administrator, include the following. The Administrator calculates the Trust's net asset value and prepares and files all registration or other material required by federal and state laws for the registration or other qualification of the Trust and its shares for sale to the public as required by those laws. The Administrator also prepares and files or mails all reports and statements that the Trust is required by federal and state laws to file or send to all authorities and shareholders of the Trust. The Administrator maintains contact with and coordinates the Trust's public accountants, legal counsel, custodian, transfer and service agent and other service providers, all of whose fees are paid independently by the Trust. The Administrator also coordinates the Trust's portfolio transactions and cash management with the Trust's custodian and receives, confirms and pays over to the Trust's custodian the proceeds of sales by the Trust of its shares. The Administrator administers and confirms to the Trust's transfer agent and shareholders the sales of Trust shares and prepares and maintains on behalf of the Trust such records of the Trust's business transactions as are not maintained by other service providers to the Trust. The Administrator is also required, at its own expense, to furnish office space, facilities, and equipment necessary for the administration of the Trust. For its services under the Administration Agreement, the Administrator receives a monthly fee at the annual rate of $28,000. The Trust paid the previous administrator, Anchor Investment Management Corporation, fees of $17,500, $16,000, and $21,722 in 1997, 1998 and 1999, respectively, for its services to the Trust.

The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated, without payment of penalty, at any time upon mutual consent of the Trust and the Administrator or by either party upon not more than 60 days' and not less than 30 days' written notice to the other party.

The Administration Agreement also provides that the Administrator shall not be liable to the Trust or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Administration Agreement also provides that the Administrator and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

Principal Underwriter

Meeschaert & Co., Inc. (the Distributor) is the principal underwriter of the Trust's shares. The Distributor is located at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. Several of the officers and directors of the Distributor are also officers and Trustees of the Trust. See "MANAGEMENT OF THE FUND - Officers and Trustees" above.

CAPITALIZATION

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest, without par value, designated as Common Shares, which participate equally in dividends and distributions. Issued shares are fully paid and non-assessable and are transferable on the books of the Trust. The shares have no preemptive rights. The shares each have one vote and proportionate liquidation rights.

The Trust will  normally  not hold  annual  meetings  of  shareholders  to elect
Trustees. If less than a majority of the Trustees holding office have been elected by shareholders, a meeting of shareholders will be called to elect Trustees. Under the Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the assets of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or her liability as a shareholder of the Trust is limited to circumstances in which the Trust itself would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Investors may purchase shares of the Trust from the Distributor at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. Investors pay no sales charge or commission upon investment. For new shareholders initiating accounts, the minimum investment is $500, except for exchanges of securities for Trust shares, where the minimum is $5,000. (See "SHAREHOLDER INFORMATION -Exchanges of Shares" in the Prospectus). There is no minimum for shareholders making additional investments to existing accounts.

The Distributor sells shares to the public as agent for the Trust and is the sole principal underwriter for the Trust under a Distributor's Contract dated July 21, 1993. The contract automatically terminates upon assignment (which includes the transfer of a controlling interest in the Distributor) by either party. The contract also provides that it may be continued from year to year upon approval by a majority of the Trust's shares or by the Board of Trustees as well as, the approval, by vote cast in person at a meeting called for the purpose, by a majority of the Independent Trustees. Under the contract, the Distributor pays expenses of sales literature, including copies of the Trust's Prospectus delivered to investors. The Trust pays for its registration and registration of its shares under the federal Securities and Investment Company Acts and state securities acts and other expenses in which it has a direct interest.

During the years ended December 31, 1999, December 31,1998 and December 31, 1997, the Distributor received no sales commission from the Trust.

Determination of Net Asset Value

The Trust's net asset value is determined as of 12:00 p.m. Eastern Time on each business day on which the New York Stock Exchange is open for trading. The Trust may determine net asset value on any day that the Trust is open, but the New York Stock Exchange is not open for business if an event occurs which might materially affect the net asset value.

The manner of determination of the net asset value is briefly as follows: securities traded on a United States national, or other foreign securities exchange are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale that day, at the current bid price. Other United States and foreign securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Other securities (including limited trade securities) and all other assets are valued at market value as determined in good faith by the Trustees of the Trust. The market prices of all of the trust's investments are added together, liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Each day investment securities traded on a national securities exchange are valued at the noon sales price; securities traded in the over-the-counter market are valued at the last sale price as of 12:00 p.m. Eastern Time. Gold bullion is valued each day at 12:00 p.m. Eastern Time based on the New York spot gold price. Gold coins, foreign currencies, and foreign denominated securities for which market quotations are readily available are valued at the known bid prices as of 12:00 p.m. Eastern Time. Temporary cash investments are stated at cost. In the absence of a reliable market for a particular metal, security or currency, an investment therein will be valued at fair value as determined in good faith by the Trustees.

Redemption and Repurchase of Shares

Any shareholder may require the Trust to redeem his shares. The Trust also maintains a continuous offer to repurchase its shares. If a shareholder uses the services of a broker in selling his shares in the over-the-counter market, the broker may charge a reasonable fee for his service. Redemptions and repurchases will be made in the following manner:

1. A Shareholder may mail or present a written request that the Trust redeem his shares to the Trust's transfer agent, Anchor Investment Management Corporation, at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. If a shareholder has share certificates, the investor should properly endorse them and include them with the written request. The redemption price will be the net asset value next determined after the Trust receives the request and, if applicable, the certificates.

2. A Shareholder's broker may present request for repurchase to the Trust. The repurchase price will be the net asset value next determined after Trust receives the request. If the broker receives the request before 12:00 p.m. Eastern Time and transmits it to the Trust before 1:00 p.m. Eastern Time the same day, the repurchase price will be the net asset value determined as of 12:00 p.m. Eastern Time that day. If the broker receives the request after 12:00 p.m., the repurchase price will be the net asset value determined as of 12:00 p.m. Eastern Time the following day. If an investor uses the services of a broker in having his shares repurchased, the broker may charge a reasonable fee for his services.

The Trust will pay for shares redeemed or repurchased within seven days after it receives the request and any required documents, properly endorsed. The signature(s) on the share certificate or request must be guaranteed by a commercial bank or trust company or by a member of the New York, American, Pacific Coast, Boston or Chicago Stock Exchange. The Trust will not accept signature guarantee by a savings bank, or savings and loan association or notarization by a notary public.

To insure proper authorization, the Trust's transfer agent may request additional documents, including stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority or waiver of tax forms (required in some states from selling or exchanging estates before redeeming shares).

The right of redemption may be suspended or the payment date postponed at certain times. These include days when the New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or for any period when an emergency (as defined by rules of the Commission) exists or during any period when the Commission has, by order, permitted a suspension. In case of a suspension of the right of redemption, a shareholder who has tendered a certificate for redemption or made a request for redemption through a broker may withdraw his request or certificate. Otherwise, he will receive payment of the net asset value determined next after the suspension has been terminated.

A shareholder may receive more or less than he paid for his shares, depending on the net asset value of the shares at the time of redemption or repurchase.

Redemptions in Kind

Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Trust's shareholders, the Trust may pay for shares repurchased or redeemed partly or entirely in securities or other assets of the Trust taken at current values. If any such redemption in kind is to be made, the Trust intends to make an election pursuant to Rule 18(f)(1) under the Investment Company Act of 1940. This will require the Trust to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Trust's net assets at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). If payment is made in securities, the redeeming shareholder may incur brokerage costs in converting his securities to cash.

DISTRIBUTIONS

The Trust distributes any income dividends and any capital gain distributions in additional Common Shares, or, at the option of the shareholder, in cash. In accordance with his distribution option, a shareholder may elect (1) to receive both dividends and capital gain distributions in additional Common Shares or (2) to receive dividends in cash and capital gain distributions in additional Common Shares or (3) to receive both dividends and capital gain distributions in cash. A shareholder may change his distribution option at any time by notifying the transfer agent in writing. To be effective with respect to a particular dividend or distribution, the Trust's transfer agent must receive the new distribution option at least 30 days prior to the close of the fiscal year. All accounts with a cash dividend option will be changed to reinvest both dividends and capital gains automatically if the Trust's transfer agent determines that the address of record for the account is not current.

Dividends and capital gain distributions received in shares will be made to the Trust's transfer agent, as agent for the shareholder, and credited to the shareholder's Open Account in full and fractional shares computed at the record date closing net asset value.

Interest and dividends, and possible other amounts received by the Trust in respect of foreign investments, may be subject to withholding and other taxes at the source, depending upon the laws of the country in which the investment is made.

TAXES

General

The Trust intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as subsequently amended or reenacted. In order to so qualify, the Trust, must, among other things, do the following:
(i) derive at least 90% of its gross income from dividends, interest, payments as to certain securities loans and gains from the sale of securities; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year;

(iv) maintain at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities so that no more than 5% of its assets are invested in the securities of one issuer and it owns no more than 10% of the value of any issuer's voting securities; and (v) have no more than 25% of its assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Trust controls and which are engaged in the same, similar or related trades and businesses. To the extent the Trust qualifies for treatment as a regulated investment company, the Trust will not be subject to Federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

Dividends paid by the Trust will generally not qualify for the dividends-received deductions for corporations. The Trust will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains.

The Trust will be subject to a nondeductible 4% excise tax in any calendar year to the extent that its fails to distribute at least 98% of its ordinary income for that calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year. In addition, to the extent that the Trust fails to distribute 100% of its ordinary and capital gain net income for any calendar year, the amount of the shortfall is subject to the excise tax unless distributed for the following calendar year. For a distribution to qualify as a distribution for a calendar year under the foregoing rules, the Trust must declare it before December 31 of the year and pay it before the following February 1. These distributions will be taxable to taxable shareholders in the year the distributions are declared rather than the year in which the distributions are received.

The Trust's foreign investments may be subject to foreign withholding taxes and other taxes at the source. The Trust will be entitled to claim a deduction for any foreign withholding taxes for federal income tax purposes. Any such taxes, however, will reduce the income available for distribution to shareholders.

Under the Interest and Dividend Compliance Act of 1983, the Trust will be required to withhold and remit to the U.S. Treasury 20% of the dividends and proceeds of redemptions paid to any shareholder who fails to furnish the Trust with a correct taxpayer identification number, who underreported dividends or interest income, or who fails to certify that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

Tax Treatment of Options and Futures Transactions

In connection with its operations, the Trust may write and purchase options. The tax consequences of transactions in options will vary depending upon whether the option expires or is exercised, sold or closed. The Trust may also affect transactions in financial futures contracts and related options. The tax consequences of certain of these transactions were changed or clarified by amendments made to the Internal Revenue Code by the Deficit Reduction Act of 1984. Although final regulations have not been adopted under the Deficit Reduction Act, the following discussion reflects the Trust's interpretation of applicable changes made by the Deficit Reduction Act.

The Trust will seek principally to purchase or write futures contracts and options that will be classified as regulated futures contracts, equity options or non-equity options, to the extent consistent with its investment objective and opportunities which appear available.

"Regulated Contracts" are contracts which are marked-to-market under a daily cash flow system of the type used by United States futures exchanges to determine the amount which must be deposited (in the case of losses) and the amount which may be withdrawn (in the case of gains) as a result of price changes with respect to the contract during the day, and which are traded on and subject to the rules of a qualified board of trade or exchange.

"Equity options" are any options to buy or sell stock, or any option, the value of which is determined directly or indirectly by reference to any stock (or group of stocks) or stock index. Equity options do not include any options as to any group of stocks or stock index if the Commodity Futures Trading Commission has designated a contract market for a contract based on that group of stocks or index, or the Secretary of the Treasury determines that the option meets the requirements of law for such a designation.

"Non-equity options" are any listed options which are not equity options. "Regulated futures contracts" and "non-equity options" are defined as "Section 1256 Contracts" under the Deficit Reduction Act, are subject to a marked-to-market rule for federal income tax purposes. Under this rule, each such contract and option held by the Trust at the end of each fiscal year will be treated as sold for fair market value on the last business day or such fiscal year. As described below, up to 60% of the gain or loss resulting from the sale, disposition, closing out, expiration or other termination of such options will be treated as long-term capital gain or loss, and up to 40% will be treated as short-term capital gain or loss (60/40 gain or loss). Equity options, on the other hand, are not subject to the marked-to-market rule. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of equity options is not subject to the 60/40 gain or loss rule.

The Trust will not realize gain or loss on the receipt or payment of a premium. If a call option written by the Trust expires without being exercised, the Trust will recognize the premium received as a gain (60/40 gain or loss for a non-equity call option or short-term for an equity call option). If a put option purchased by the Trust expires without being exercised, the Trust will recognize the premium paid as a loss (60/40 gain or loss for a non-equity put option or short or long-term for an equity put option, depending on the holding period of the put). If, however, the Trust acquired the put option on the same day it acquired the property intended to be used in exercising the put, the premium paid will be added to the basis of the underlying securities. If a non-equity or equity call option written by the Trust is exercised (or a non-equity or equity put option purchased by the Trust is sold), the Trust will recognize a short or long-term capital gain or loss depending on the holding period of the underlying securities. If a regulated futures contract or non-equity call option written by the Trust or non-equity put option purchased by the Trust is closed (i.e., the Trust's obligations are terminated other than through exercise or lapse), the Trust will recognize 60/40 gain or loss. If an equity call option written by the Trust is closed, the Trust will recognize short-term capital gain or loss. If an equity put option purchased by the Trust is closed, the Trust will recognize long or short-term capital gain or loss, depending on the holding period of the put option.

Section 1092 of the Internal Revenue Code, which applies to certain straddles, may affect the taxation of the Trust's transactions in options on portfolio securities and in financial futures (and related options). As a result of rules under that section, the Trust may be required to postpone recognition of losses incurred in certain closing purchase transactions until the year in which the other leg of the straddle is closed. The Treasury Department has issued temporary regulations on the holding period of straddles held by regulated investment companies.

The Internal Revenue Service has ruled publicly that an exchange-traded call option on a particular security is a security for purpose of the 50% of assets diversification test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of diversification requirements.

In contrast, the Internal Revenue Service has ruled privately that the issuer of a broad-based financial futures option such as a stock index futures contract (or an option on such a contract) is the writer of the instrument and not the issuers of the group of stocks or securities which comprise the index. Accordingly, the Trust must treat such a futures contract (or option on it) as issued by a single issuer for purposes of meeting the diversification tests.

In other private rulings, the Internal Revenue Service has addressed other tax issues arising from investments by regulated investment companies in options and futures contracts. In particular, the Internal Revenue Service has stated in private rulings that the gains recognized as a result of the deemed sale of certain options under the marked-to-market rule (which are treated as 60/40 gain) will not be treated as gains from the sale or exchange of securities held for less than three months, regardless of the actual holding period prior to year end. The Internal Revenue Service has also stated in private rulings that gains or losses with respect to index futures contracts on securities (and related options) are gains and losses from the sale or exchange of securities.

The legislative history of the Tax Reform Act of 1986 provides that income realized in connection with writing covered and uncovered put and call options is intended by Congress to be qualifying income for purposes of the 90% passive income test. However, the requirement that less than 30% of the Trust's gross income be derived from gains from the sale or other disposition of securities held for less than three months will restrict the Trust's ability to write covered call options on securities that it has held less than three months, to write options that expire in less than three months, to sell securities that have been held less than three months, to effect closing purchase transactions as to options that have been held less than three months, and to effect closing purchase transactions as to options that have been written less than three months prior to such transactions. Consequently, to avoid realizing a gain within the three-month period, the Trust may be required to defer the closing out of an option beyond the time when it might otherwise be advantageous to do so.

The Tax Reform Act of 1986 revises the rules concerning gains from sales of assets held less than three months in the case of a "designated hedge." In the case of a "designated hedge," recognized gains may be offset by unrecognized declines in value of the other leg of the hedge during the period of the hedge for purposes of determining whether gains from sales of securities held for less than three months equal or exceed 30% of gross income. For example, if a fund sells for $4 one-month call at $95 on stock it owns which is worth $100, the stock declines in value to $94 and the option is not exercised, the $4 of recognized gain on lapse of the option is offset by the $6 decline in value of the stock and there is no net gain for purposes of the three-month gains test. The $4 is recognized under the usual rules for other purposes. The Conference Committee Report on the 1986 Act established procedures for identification of a "designated hedge" prior to issuance of regulations on the topic.

There are unanswered questions in the area. In particular, the Internal Revenue Service has declined to determine whether any gain is derived from securities held less than three months if a taxpayer buys a regulated futures contract just prior to the end of its taxable year, has the contract marked-to-market at year end, and then actually closes the contract within three months of its initial purchase in the following taxable year. Furthermore, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on it, the Trust intends to keep its activity in options at a low volume until the Service rules publicly, or the Treasury Department issues final regulations, on open issues.

If, in any taxable year, the Trust fails to qualify as a regulated investment company, the Trust would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Trust in computing its taxable income. In addition, in the event of such failure to qualify, the Trust's distributions, to the extent derived from the Trust's current or accumulated earnings and profits, would be taxable to its shareholders as ordinary income dividends, even if those dividends might otherwise have been considered distributions of capital gains.

PORTFOLIO SECURITY TRANSACTIONS

Decisions to buy and sell portfolio securities for the Trust are made pursuant to recommendations by the Trust's Investment Adviser. The Trust, through the Investment Adviser, seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. The Investment Adviser uses its best judgment in evaluating the terms of a transaction and will give consideration to various relevant factors, including the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission, if any.

The Trust expects that many broker-dealer firms will meet the foregoing criteria for a particular transaction. In selecting among the firms, the Trust, through the Investment Adviser, may give consideration to those firms which have sold, or are selling, shares of the Trust. In addition, the Investment Adviser may allocate Trust brokerage business on the basis of brokerage and research services and other information provided by broker-dealer firms, which may involve the payment of reasonable brokerage commissions in excess of those chargeable by other broker-dealer firms for effecting the same transactions. These brokerage and research services may be used for some of the Investment Adviser's other advisory accounts. The Investment Adviser may not use all of these services in managing the Trust. The term "brokerage and research services" includes services as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends; portfolio strategy and the performance of account; and effecting securities transactions and performing related functions (such as clearance and settlement).

This policy of considering sales or shares of the Trust as one of the factors in the selection of broker-dealer firms to execute portfolio transactions, subject to the requirement of seeking best execution, is specifically permitted by a rule of the National Association of Securities Dealers, Inc. The rule also provides, however, that no member firm shall favor or disfavor the distribution of shares of any particular fund or group of funds on the basis of brokerage commissions received or expected by such firm from any source.

The Trust and one or more of the other investment companies or accounts for which the Investment Adviser or its affiliates services may occasionally engage in the purchase or sale of the same security at the same time. In this event, the Investment Adviser will usually average the price and allocate the amount of the security purchased or sold among the several clients or accounts in a manner deemed equitable to all. In some cases this system could have a detrimental effect on the price or volume of the security allocated to the Trust. In other cases, however, the ability to participate in volume transactions may produce better executions for the Trust.

To the extent consistent with the policy of seeking best price and execution, a portion of the Trust's portfolio transactions may be executed through the Trust's Distributor, which is an affiliate of the Investment Adviser. If this occurs, it will be on the basis of what management believes to be current information as to rates which are generally competitive with the rates available from other responsible brokers and the lowest rates, if any, currently offered by the Distributor.

During 1999, 1998 and 1997, the Trust paid commissions paid to broker-dealers of $57,114, $57,227, and $63,941. During 1999, 1998 and 1997 the Trust paid brokerage commissions of $55,044, $32,480, and $28,106 to the Distributor. For the year ended December 31, 1999, the percentage of total commissions paid to the Distributor was 96.38%. During 1999, the Trust's purchases and sales of securities, exclusive of United States government securities and short term notes amounted to $2,797,430and $7,994,964, respectively. Of these transactions $2,523,942 in purchases and $4,032,951 in sales were effected through the Distributor.

The Trust's portfolio turnover rates were 100.7% for 1999 and 53% for 1998.

OTHER INFORMATION

Custodian, Transfer Agent and Dividend-Paying Agent

All securities, cash and other assets of the Trust are received, held in custody and delivered or distributed by the Trust's custodian bank, Investors Bank & Trust Company, Financial Products Services, 200 Clarendon Street, 18th Floor, Boston, Massachusetts 02116. In cases where foreign securities must, as a practical matter, be held abroad, the Trust's custodian bank and the Trust will make appropriate arrangements so that foreign securities may be legally held abroad. The Trust's custodian bank does not decide on purchases or sales of portfolio securities or the making of distributions. Cardinal Investment
Services, Inc., 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, succeeded Anchor Investment Management, Inc. as transfer agent and dividend-paying agent for the Trust.

Independent Public Accountants

For the fiscal year ending December 31, 1999, the Trust employed Livingston & Haynes, P.C., 40 Grove Street, Wellesley, Massachusetts 02482, to certify its financial statements and to prepare its federal and state income tax returns.

Registration Statement

This Statement of Additional Information does not contain all the information set forth in the Registration Statement and the exhibits and schedules relating thereto, which the Trust has filed with, and which are available at the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, to which reference is hereby made.

FINANCIAL STATEMENTS

The financial statements and related report of Livingston & Haynes, P.C., independent public accountants, contained in Anchor Gold and Currency Trust's Annual Report to shareholders for the year ended December 31, 1999, are hereby incorporated by reference. A copy of the Trust's Annual Report may be obtained without charge by writing to Anchor Investment Management Corporation, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, or by calling Anchor Investment Management Corporation collect at (508) 831-1171.

      PART C.        OTHER INFORMATION

Item 23.   Exhibits

Exhibit Number          Description of Exhibit

(1)                     Restated Declaration of Trust, as amended.
                        (Previously filed as Exhibit 1 to Amendment
                        No. 1)

(2)                     By-Laws  of  the   Registrant,   as  amended.
                        (Previously  filed as Exhibit 2 to  Amendment
                        No. 1)

(3)                     Not applicable

(4)                     Specimen  Certificates   representing  Common
                        Shares   of   Beneficial   Interest   of  the
                        Registrant.

(5) Investment Advisory Agreement between the Registrant and Anchor Investment Management Corporation. (Previously filed as Exhibit 5 to Amendment No. 1)

(6) Distributor's Contract between the Registrant and Meeschaert & Co., Inc. (Previously filed as Exhibit 6 to Amendment No. 1)

(7)                     Not applicable.

(8) Custodian Agreement between the Registrant and Investors Bank & Trust Company. (Previously filed as Exhibit 8 to Amendment No. 1)

(9) Transfer Agency and Service Agreement between the Registrant and Anchor Investment Management Corporation. (Previously filed as
                        Exhibit 9 to Amendment No. 1)

(10) Opinion and Consent of Counsel. (Previously filed as Exhibit 10 to Amendment No. 1)

(11)           p. 65    Consent of Independent Public Accountants.

(12)           p. 66    Trust's   Annual   Report  to   Shareholders,
                        December 31, 1999.

(13)                    Not applicable.

(14)                    Not applicable

(15)                    Not applicable

(16)                    Not applicable

(17)           p. 82    Power of  Attorney,  dated  March 8, 2000 and
                        Certified Resolution.

(27)           p. 84    Financial Data Schedule

Item 24....Persons Controlled by or Under Common Control with the Trust.

      .....Not applicable.

Item 25....Indemnification.

           No  amendment.  The  information  was filed in Item 27 of  Amendment
      No. 1.

Item 26....Business and Other Connections of Investment Advisor.

           The information in the Statement of Additional Information under the caption of "Management-Investment Adviser" is hereby incorporated herein by reference thereto.

Item 27....Principal Underwriters.

      (a) The Distributor currently acts as distributor for the following investment companies:

           Progressive Capital Accumulation Trust (formerly, Anchor Capital Accumulation Trust)
           S.E.C. file # 811-00972

           Anchor International Bond Trust
           S.E.C. file # 811-4644

           Anchor Resource and Commodity Trust
           S.E.C. file # 811-8706

      (b)
           ----------------------------------------------------------
           Name and Principal   Positions and Officers  Positions and
           Business Address     with Underwriter        the Trust Offices
          ----------------------------------------------------------
           ----------------------------------------------------------
           David Y. Williams    President and     President,
           579 Pleasant         Director          Secretary and
           Street, Suite 4                        Director
           Paxton, MA 01612
           ----------------------------------------------------------
           Christopher Y.       Vice President    Vice President
           Williams             and Secretary     and Assistant
           579 Pleasant                           Secretary
           Street, Suite 4
           Paxton, MA 01612
           ----------------------------------------------------------
           Joseph C. Williams   Vice President    Vice President
           579 Pleasant         and Treasurer     and Assistant
           Street, Suite 4                        Treasurer
           Paxton, MA 01612
           ----------------------------------------------------------

      (c)  Not applicable.

Item 28....     Location of Accounts and Records.

      Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules under that section include the Trust's Secretary, David Y. Williams; Registrant's Investment Adviser, Anchor Investment Management Corporation; and Registrant's custodian, Investors Bank & Trust Company. The address of the Trust's Secretary is 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. The address of the investment adviser and the transfer agent and dividend paying agent is 579 Pleasant St., Suite 4, Paxton, Massachusetts 01612. The address of the custodian is c/o Financial Product Services, 200 Clarendon St., 16th Floor, Boston, Massachusetts 02116.

Item 29.   Management Services.

           Not applicable.

Item 30.   Undertakings.

           Not applicable.

      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Paxton and the Commonwealth of Massachusetts on the 8th day of March, 2000.

                               ANCHOR GOLD AND CURRENCY TRUST

                               By:  /s/  DAVID Y. WILLIAMS
                                    David Y. Williams, President


/s/DAVID W.C. PUTNAM*    Chairman and Trustee   March 8, 2000
David W. C. Putnam

/s/J. STEPHEN PUTNAM*    Treasurer (Principal   March 8, 2000
J. Stephen Putnam        Financial Officer)

/s/SPENCER H. LEMENAGER* Trustee                March 8, 2000
Spencer H. LeMenager

/s/DAVID Y. WILLIAMS     President, Secretary   March 8, 2000
David Y. Williams        and Trustee

/s/ERNIE BUTLER          Trustee                March 8, 2000
Ernie Butler


*By:  PETER K. BLUME                            April 14, 2000
      Peter K. Blume
      Attorney-in-Fact

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /x/

Pre-Effective Amendment No.                                / /

Post-Effective Amendment No. 2                             /x/
                             -

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
  OF 1940                                                  /x/

Amendment No. 3                                           /  /
              -


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                         ANCHOR GOLD AND CURRENCY TRUST

===============================================================================

                                    EXHIBITS

                                INDEX TO EXHIBITS

Exhibit Number          Description of Exhibit

(1)                     Restated Declaration of Trust, as amended.
                        (Previously filed as Exhibit 1 to Amendment
                        No. 1)

(2)                     By-Laws  of  the   Registrant,   as  amended.
                        (Previously  filed as Exhibit 2 to  Amendment
                        No. 1)

(3)                     Not applicable

(4)                     Specimen  Certificates   representing  Common
                        Shares   of   Beneficial   Interest   of  the
                        Registrant.

(5) Investment Advisory Agreement between the Registrant and Anchor Investment Management Corporation. (Previously filed as Exhibit 5 to Amendment No. 1)

(6) Distributor's Contract between the Registrant and Meeschaert & Co., Inc. (Previously filed as Exhibit 6 to Amendment No. 1)

(7)                     Not applicable.

(8) Custodian Agreement between the Registrant and Investors Bank & Trust Company. (Previously filed as Exhibit 8 to Amendment No. 1)

(9) Transfer Agency and Service Agreement between the Registrant and Anchor Investment Management Corporation. (Previously filed as
                        Exhibit 9 to Amendment No. 1)

(10) Opinion and Consent of Counsel. (Previously filed as Exhibit 10 to Amendment No. 1)

(11)           p. 65    Consent of Independent Public Accountants.


(12)           p. 66    Trust's   Annual   Report  to   Shareholders,
                        December 31, 1999.

(13)                    Not applicable.

(14)                    Not applicable

(15)                    Not applicable

(16)                    Not applicable

(17)           p. 82    Power of  Attorney,  dated  March 8, 2000 and
                        Certified Resolution.

(27)           p. 84    Financial Data Schedule